UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22563

Mairs & Power Funds Trust

(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Address of principal executive offices) (Zip code)

Andrea C. Stimmel, Treasurer, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

651-222-8478

Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2021

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2021

- GROWTH FUND (MPGFX)

est. 1958

- BALANCED FUND (MAPOX)

est. 1961

- SMALL CAP FUND (MSCFX)

est. 2011

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited)

June 30, 2021

This summer's heat has broken temperature records here in Minnesota and in other parts of the country. Meanwhile, both the economy and the overall market have also been posting some record-breaking temperatures as vaccination rates rise and the pandemic lifts.

As we look back on the market's performance in the first half of 2021, what's particularly striking is that, in general, stocks that were hot performers in 2020 have cooled off this year, and vice versa. In some cases, that's true of entire sectors. Energy, a laggard last year, has been one of the top-performing sectors this year. Small caps, which underperformed the S&P 500 in 2020, are outpacing the index in the first two quarters of 2021. Conversely, Technology has underperformed the S&P 500 year to date after posting huge gains in 2020, though some tech stocks are still outperforming.

The S&P 500 Total Return (TR) Index rose 8.55% in the second quarter of 2021, while the Dow Jones Industrial Average TR Index (DJIA) climbed 5.08%. Year to date, the S&P 500 TR Index is up 15.25% and the DJIA TR Index has gained 13.79%. In the fixed-income market, the Bloomberg U.S. Government/Credit Bond Index rose 2.42% in the second quarter, though it is down 1.96% year to date.

Future Outlook

Along with the hot market and hot economy, the hot topic this year has been inflation. The May CPI (consumer price index) was up at an annualized rate of 5%, the highest rate of inflation since 1993. It follows annualized CPI inflation numbers of 3.8% in April and 3.0% in March. The ongoing semiconductor shortage has driven up the price of cars, computers, even window air-conditioning units. Prices have also moved up sharply for travel-related services such as airfare, hotel rooms, and rental cars. That noted, the Federal Reserve believes that inflation is "transitory" and should abate later this year. And in the past month, the market also seems to have become less worried.

The broad economic indicators have been sizzling during the first half of 2021. In June, the Institute of Supply Management (ISM) manufacturing index hit 61.2, up from 60.7 in May. The June ISM services index was 64.0, compared to 62.7 the month before. Any number over 50 signifies growth – over 60 means business is barbecue-hot. A federal infrastructure plan would add even more fiscal fuel to the fire.

But other indicators show signs of cooling off. Each of the 12 Federal Reserve districts has its own regional economic index. The Philadelphia, Dallas, and New York Feds all posted strong numbers in June, but all were down from May. (Chicago's index was up slightly.) This suggests that the economy isn't quite as torrid as it was earlier this year.

Another sign of a cooling trend – consumer confidence decreased slightly in May, the first monthly decline this year. While May retail sales were up 28% compared to May 2020, that was down from year-over-year growth of 51% in April.

Despite the hot economy, job growth has been much slower than expected. And that's despite higher wages and a record number of job openings – 9.3 million as of June 8. Experts cite several reasons for people staying out of the labor force, including ongoing pandemic worries, difficulty in finding childcare, and people earning enough on unemployment to stay financially afloat. As these barriers recede, job growth should improve later this year.

Last year, when Covid-19 first hit, we expected (along with many others) that the pandemic would cost companies two years of earnings growth. In other words, earnings wouldn't regain 2019 levels until 2022 at the earliest. But the current consensus is that S&P 500 corporate earnings are currently within a percent of where they were before the pandemic, an astounding comeback. In the first quarter, earnings for the S&P 500 were 50% above the first quarter of 2020. As of mid-June, the consensus was that S&P 500 earnings would post growth of 61% in the second quarter compared to last year. Earnings growth also is expected to cool a bit this fall, with consensus predictions of 24% growth in the third quarter and 16% in the fourth quarter. For the full year 2021, we estimate that earnings will be 13% above the number reported for 2019.

MAIRS & POWER FUNDS MARKET COMMENTARY (unaudited) (continued)

Past Performance is not a guarantee of future results.

Consumer Price Index measures the average change in prices over time that consumers pay for a basket of good and services.

Institute for Supply Management (ISM)-Manufacturing Index monitors employment, production, inventories, new orders and supplier deliveries and is based on surveys of more than 300 manufacturing firms by the ISM.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Dow Jones Industrial Average TR Index is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the NASDAQ. It is not possible to invest directly in an index.

Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

MAIRS & POWER GROWTH FUND (unaudited)

To Our Shareholders:  June 30, 2021

The Mairs & Power Growth Fund gained 8.84% in the second quarter. During the same period, the S&P 500 Total Return (TR) benchmark rose 8.55%, and the Lipper Multi-Cap Core Funds Index of peers posted a gain of 5.00%. Year to date, the Fund was up 16.73% while its benchmark has gained 15.25% and the peer index was up 14.23%.

The primary driver of the Fund's relative performance both quarterly and year to date was stock selection. The only meaningful sector weight that impacted relative performance was our lack of exposure to the Energy sector. As the global economy has snapped back, so has oil demand. We believe this is a short-term phenomenon, and we expect energy prices and sector performance to weaken over the long term.

The top contributors to Fund performance in the quarter and year to date have been Google parent Alphabet (GOOG), Bio-Techne (TECH), and Nvidia (NVDA).

Alphabet has performed strongly after somewhat lagging its big-tech brethren last year. It is now the Fund's second largest position, so its outperformance has had a significant impact on the portfolio. The company is monetizing its YouTube business with increased video advertisements, and it should benefit further as travel and leisure advertising spend rebound.

Bio-Techne continues to deliver accelerating organic revenue growth from the acquisitions and investments it has made over the last several years. The company is particularly enthusiastic about the potential for its exosome diagnostics business and its first commercial product, a urine test for prostate cancer. It is also seeking FDA approval for a transplant rejection test. In addition, Bio-Techne has invested internally in larger-scale bio-manufacturing, and it will likely see a significant revenue ramp up in that business over the next several years.

And Nvidia is booming as demand for its graphics cards accelerates, particularly from data centers and in artificial intelligence (AI) and machine learning (ML) applications. Some of the company's cards are also used in mining cryptocurrencies, a situation we're monitoring closely, since declines in crypto prices can cause the market to be flooded with used cards. Longer term, we continue to be excited by the growth potential in Nvidia's core gaming market, as well as the AI and ML opportunities.

MAIRS & POWER GROWTH FUND (MPGFX)

Top Relative Performers

Second Quarter (3/31/21 – 6/30/21)		Year To Date (12/31/20 – 6/30/21)
Alphabet Inc. Class C	12.61%	Alphabet Inc. Class C	27.81%
NVIDIA Corporation	41.34%	Bio-Techne Corporation	26.77%
Bio-Techne Corporation	9.44%	NVIDIA Corporation	38.05%
Roche Holdings Ltd.	7.30%	U.S. Bancorp	8.86%
Motorola Solutions, Inc.	7.15%	Wells Fargo & Company	35.60%

Weak Relative Performers

Second Quarter (3/31/21 – 6/30/21)		Year To Date (12/31/20 – 6/30/21)
Fiserv, Inc.	-18.76%	Ecolab Inc.	-19.63%
Ecolab Inc.	-12.12%	Fiserv, Inc.	-21.37%
Littlefuse, Inc.	-12.02%	Qualcomm Inc.	-20.49%
Proto Labs, Inc.	-33.15%	Walt Disney Company	-18.24%
Amazon.com, Inc.	2.64%	Proto Labs, Inc.	-55.41%

Performance shown is relative to the S&P 500 TR Index as of June 30, 2021. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

MAIRS & POWER GROWTH FUND (unaudited) (continued)

The Fund's most significant performance laggards year to date are Qualcomm (QCOM), Fiserv (FISV), and Ecolab (ECL).

Qualcomm has been hurt by the semiconductor shortage, since it makes the bulk of its revenue from chips used in consumer electronics and cell phones. We believe that supply problems will improve. Until then, the stock will probably struggle to outperform the broader market.

Fiserv's payment processing revenue should snap back as the country and the world reopen from the pandemic. We are seeing significant investment flowing into potential competitors in the so-called fintech space. This is why we like Fiserv's acquisition of fintech firm Clover, which should help it fend off new competition. The company should also benefit as its traditional banking customers continue to invest in additional digital capabilities.

As for Ecolab, it had always garnered a significant premium relative to the market due to its consistent organic growth. However, with a new CEO and an uncharacteristic misstep in entering and then exiting the energy space, Ecolab now is something of a show-me stock. Increased raw material costs could hurt margins despite a recovery in volumes, putting further pressure on the stock. We remain long-term believers in the company, and we expect that it will emerge in a stronger competitive position when its end markets rebound.

The rejuvenated performance of small and mid-caps this year has presented the Fund with some intriguing opportunities. In the second quarter, we added two such stocks, both Minnesota companies.

Inspire Medical Systems (INSP) is a med-tech company, founded by former Medtronic executives, that uses technology similar to that found in defibrillators and pacemakers to treat obstructive sleep apnea. Inspire's implantable device gives the muscles in the back of the tongue a small "shock" to keep it from blocking air flow. Inspire anticipates a $10 billion market for its device, which can replace bulky CPAP machines. What's more, it has obtained reimbursement from major insurers, including Medicare. Though a high-valuation company, Inspire has a potentially large market opportunity.

We also added recreational vehicle manufacturer Polaris (PII), whose current valuation looks very attractive. While its revenue and earnings have been constrained by supply chain difficulties, demand is strong and is likely to remain so. Longer-term, we see opportunities for the new management team to streamline the portfolio and to make use of new technologies that further differentiate its products.

Andrew R. Adams Lead Manager	Peter J. Johnson Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. Annual and semi-annual reports are preceded or accompanied by a current prospectus. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Growth Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices and greater fluctuations in price than U.S. corporations.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.

Lipper Multi-Cap Core Funds Index measures performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2021

Ten years of investment performance (through June 30, 2021)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2021

	1 year	5 years	10 years	20 years
Mairs & Power Growth Fund	42.98%	15.16%	14.01%	10.24%
S&P 500 Total Return Index(1)	40.79%	17.65%	14.84%	8.61%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2021, the expense ratio for the Fund is 0.64%.

(1)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains and cash distributions of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Mairs & Power Growth Fund
FUND INFORMATION (unaudited)  June 30, 2021

Portfolio Managers

Andrew R. Adams, CFA, lead manager since April 1, 2019, co-manager from January 1, 2015 through April 1, 2019, University of Wisconsin-Madison,
MS Finance 1997

Peter J. Johnson, CFA, co-manager since April 1, 2019, University of Wisconsin-Madison, MBA Applied Security Analysis 2010

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$158.36
Expense Ratio	0.62%[1]
Portfolio Turnover Rate (1/1/21 to 6/30/21, not annualized)	6.80%
Sales Charge	None[2]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets) 3

Microsoft Corp	7.2%
Alphabet Inc	6.8
UnitedHealth Group Inc	4.5
Amazon.com Inc	4.4
NVIDIA Corp	4.0
Ecolab Inc	3.9
US Bancorp/MN	3.8
Medtronic PLC	3.7
Bio-Techne Corp	3.3
Graco Inc	3.1

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 99.5%
Information Technology	24.5%
Health Care	20.3
Industrials	16.9
Communication Services	9.6
Financials	8.6
Materials	7.5
Consumer Discretionary	6.9
Consumer Staples	2.7
Real Estate	2.0
Utilities	0.5
Short-term Investments 0.5%[4]	0.5
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2021.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by Mairs & Power, Inc. (the "Adviser").

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2021

Shares	Security Description	Fair Value
	COMMON STOCKS 99.5%
	COMMUNICATION SERVICES 9.6%
660,000	Activision Blizzard Inc	$62,990,400
150,500	Alphabet Inc (a)	377,201,160
510,000	Walt Disney Co/The (a)	89,642,700
		529,834,260
	CONSUMER DISCRETIONARY 6.9%
70,300	Amazon.com Inc (a)	241,843,248
242,100	Gentherm Inc (a)	17,201,205
200,000	Home Depot Inc/The	63,778,000
110,000	Polaris Inc	15,065,600
180,000	Target Corp	43,513,200
		381,401,253
	CONSUMER STAPLES 2.7%
2,458,592	Hormel Foods Corp	117,397,768
365,000	Sysco Corp	28,378,750
		145,776,518
	FINANCIALS 8.6%
175,000	American Express Co	28,915,250
841,300	Charles Schwab Corp/The	61,255,053
420,000	Great Western Bancorp Inc	13,771,800
835,000	Principal Financial Group Inc	52,763,650
3,710,000	US Bancorp/MN	211,358,700
2,370,000	Wells Fargo & Co	107,337,300
		475,401,753
	HEALTH CARE 20.3%
515,000	Abbott Laboratories	59,703,950
225,000	Baxter International Inc	18,112,500
409,700	Bio-Techne Corp	184,471,522
430,527	Elanco Animal Health Inc (a)	14,934,982
255,000	Eli Lilly & Co	58,527,600
96,000	Inspire Medical Systems Inc (a)	18,552,960
775,000	Johnson & Johnson	127,673,500
1,635,000	Medtronic PLC (d)	202,952,550
1,010,000	Pfizer Inc	39,551,600
3,225,000	Roche Holding AG (c)	151,542,750
615,000	UnitedHealth Group Inc	246,270,600
		1,122,294,514
	INDUSTRIALS 16.9%
455,000	3M Co	90,376,650
630,000	CH Robinson Worldwide Inc	59,012,100
1,670,000	Donaldson Co Inc	106,095,100

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
1,830,000	Fastenal Co	$95,160,000
2,245,000	Graco Inc	169,946,500
225,000	Honeywell International Inc	49,353,750
2,176,066	nVent Electric PLC (d)	67,980,302
125,000	Proto Labs Inc (a)	11,475,000
125,000	Rockwell Automation Inc	35,752,500
949,966	Tennant Co (e)	75,854,785
1,535,000	Toro Co/The	168,665,800
		929,672,487
	INFORMATION TECHNOLOGY 24.5%
960,000	Corning Inc	39,264,000
1,391,333	Digi International Inc (a)	27,979,707
1,160,000	Fiserv Inc (a)	123,992,400
815,000	Jamf Holding Corp (a)	27,359,550
449,404	Littelfuse Inc	114,503,645
1,473,000	Microsoft Corp	399,035,700
520,000	Motorola Solutions Inc	112,762,000
276,000	NVIDIA Corp	220,827,600
675,000	QUALCOMM Inc	96,477,750
675,000	Visa Inc	157,828,500
296,600	Workiva Inc (a)	33,020,478
		1,353,051,330
	MATERIALS 7.5%
1,039,000	Ecolab Inc	214,002,830
1,505,000	HB Fuller Co	95,733,050
378,000	Sherwin-Williams Co/The	102,986,100
		412,721,980
	REAL ESTATE 2.0%
815,000	CoreSite Realty Corp	109,699,000
	UTILITIES 0.5%
500,000	Alliant Energy Corp	27,880,000
	TOTAL COMMON STOCKS (cost $2,350,974,920)	$5,487,733,095

Mairs & Power Growth Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 0.5%
30,332,811	First American Government Obligations Fund, Class X, 0.026% (b) (cost $30,332,811)	$30,332,811
	TOTAL INVESTMENTS 100.0% (cost $2,381,307,731)	$5,518,065,906
	OTHER ASSETS AND LIABILITIES (NET) 0.0%	2,580,082
	TOTAL NET ASSETS 100.0%	$5,520,645,988

(a)  Non-income producing.

(b)  The rate quoted is the annualized seven-day effective yield as of June 30, 2021.

(c)  American Depositary Receipt.

(d)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

(e)  Affiliated company at June 30, 2021.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements

MAIRS & POWER BALANCED FUND (unaudited)

To Our Shareholders:  June 30, 2021

The Mairs & Power Balanced Fund finished the second quarter up 5.86%, while its benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg US Government/Credit Bond Index) gained 6.08%. The Morningstar US Fund Allocation peer group rose 5.12% for the quarter. Year to date, the Fund is up 11.08%, the benchmark is plus 8.13% and the peer group 9.52%.

The Fund continued to favor stocks, which make up over 65% of the portfolio. With stocks handily outperforming bonds this year, this balance has boosted our overall returns. The Fund's second-quarter underperformance was due to its underweight in Energy, Real Estate, and Technology along with an overweight in Industrials. Year to date, our overweight in Financials and our stock selection have played in our favor.

Financials, a key driver of the Fund's first-quarter performance, underperformed slightly in the second quarter although they largely held onto their gains. The run-up this year had been driven by increased interest rates, which helped propel stronger earnings expectations. This past quarter, the flattening of the interest rate curve has dimmed banks' profitability picture.

Healthcare, where the Fund is heavily overweight, has contributed positively to both quarterly and year-to-date returns due to stock selection. Eli Lilly (LLY) received a boost when Donanemab, its in-development drug targeting Alzheimer's disease, received "Breakthrough Therapy" designation from the FDA. Currently in a Phase 3 study, Donanemab is on the path for accelerated approval. Bio- Techne (TECH) experienced its fastest growth in 25 years thanks largely to hikes in the NIH budget and strong demand across several of the company's platforms. While Eli Lilly and Bio-Techne have outperformed this year, Abbott (ABT) has underperformed. In 2020, it benefited from sales of its diagnostic equipment used to test for Covid. This year, demand for that equipment has shrunk. Still, the company's long-term outlook remains positive.

MAIRS & POWER BALANCED FUND (MAPOX)

Top Relative Performers

Second Quarter (3/31/21 – 6/30/21)		Year To Date (12/31/20 – 6/30/21)
Alphabet Inc. Class C	12.61%	Alphabet Inc. Class C	27.81%
Eli Lilly & Company	14.84%	U.S. Bancorp	8.86%
Roche Holdings Ltd	7.30%	Eli Lilly & Company	21.85%
American Express Company	8.27%	American Express Company	22.30%
Motorola Solutions, Inc.	7.15%	Principal Financial Group, Inc	14.58%

Weak Relative Performers

Second Quarter (3/31/21 – 6/30/21)		Year To Date (12/31/20 – 6/30/21)
Fiserv, Inc.	-18.76%	Ecolab Inc.	-19.63%
Ecolab Inc.	-12.12%	Qualcomm Inc.	-20.49%
Microsoft Corp.	6.62%	Microsoft Corp.	7.11%
Corning Inc.	-14.03%	Fiserv, Inc.	-21.37%
Littelfuse, Inc.	-12.02%	Automatic Data Processing, Inc.	-9.34%

Performance shown is relative to the S&P 500 TR Index as of June 30, 2021. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding. Past performance does not guarantee future results.

Communications stocks have not dominated the market as much as they did in 2020, but Google parent Alphabet (GOOG), the Fund's single largest holding, is also its top performing stock this year. With its deep ties

MAIRS & POWER BALANCED FUND (unaudited) (continued)

in local search, Google's ad business seems poised for continued strong performance as the economy steadily reopens.

Meanwhile, our Technology stock selection hurt second-quarter performance. After a strong 2020, Qualcomm (QCOM) has underperformed this year as the semiconductor shortage combined with a metered 5G rollout weigh on the company. Neither element is a long-term concern. Conversely, Motorola Solutions (MSI) has seen strong demand for its products and services as municipal budgets loosen, helping to propel its stock to all-time highs and making it the Fund's top Technology performer so far in 2021.

While Retail as a whole has underperformed the index, our holdings have meaningfully outperformed. Target (TGT) has been firing on all cylinders as shoppers return to stores. And the Covid-driven increase in home improvement doesn't seem to be abating, which has helped propel Home Depot (HD).

Industrials underperformed during the quarter, and the Fund's overweight in the sector accounted for a significant portion of second-quarter underperformance. Stock selection has detracted from relative returns year to date, with Graco (GGG), Fastenal (FAST) and CH Robinson (CHRW) lagging the index after outperforming in 2020. In response, we have cycled out of some Industrials into Technology, where there are several attractive valuation options. In the second quarter, we added tech firm Automatic Data Processing, Inc. (ADP), which has a strong, durable competitive advantage in payroll processing and human resources management. As more and more people rejoin the workforce, ADP should enjoy significant volume growth.

On the fixed income side of the portfolio, absolute returns were helped by declining interest rates. The 10-year Treasury fell about 25 basis points to end the quarter right around 1.5%. Meanwhile, corporate bond spreads have remained stable. Due to our security selection and our preference for corporates, the Fund slightly outperformed the benchmark, Bloomberg US Government/Credit Bond Index, which was up over 2% during the quarter. Year to date, the generally higher rates have played in our favor. The continued tightening of spreads on some corporate bonds has also helped performance.

In June, FED governors signaled short-term rate increases are more likely by the end of next year. This helped the curve flatten significantly as short-term rates rose and long-term rates decreased. This movement generally does not help our portfolio since we hold more short bonds and fewer long bonds compared to the index. We continue to invest consistently and defensively for the long term, relying on credit underwriting and taking advantage of relative valuation between areas of fixed income.

Kevin V. Earley Lead Manager	Robert W. Thompson Co-Manager

Basis Point is a unit of measure for interest rates and other percentages in finance. One basis point is equal to one hundredth of one percent.

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. Annual and semi-annual reports are preceded or accompanied by a current prospectus. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Balanced Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund is subject to yield and share price variances with

MAIRS & POWER BALANCED FUND (unaudited) (continued)

changes in interest rates and market conditions. Investors should note that if interest rates rise significantly from current levels, bond total returns will decline and may even turn negative in the short-term. There is also a chance that some of the Fund's holdings may have their credit rating downgraded or may default.

Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

Composite Index reflects an unmanaged portfolio of 60% of the S&P 500 TR Index and 40% of the Bloomberg U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

Morningstar US Fund Allocation – 50%-70% Equity Category is designed to benchmark target-date and target-risk investment products. Index is based on well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. Index has 60% global equity exposure and 40% global bond exposure. It is not possible to invest directly in an index.

S&P 500 TR (Total Return) Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2021

Ten years of investment performance (through June 30, 2021)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2021

	1 year	5 years	10 years	20 years
Mairs & Power Balanced Fund	29.07%	10.55%	9.90%	8.02%
Composite Index(1)	22.99%	12.02%	10.53%	7.36%
S&P 500 Total Return Index(2)	40.79%	17.65%	14.84%	8.61%
Bloomberg U.S. Government/Credit Bond Index(3)	-0.39%	3.31%	3.71%	4.72%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus dated April 30, 2021, the expense ratio for the Fund is 0.71%.

(1)  The Composite Index reflects an unmanaged portfolio comprised of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg U.S. Government/Credit Bond Index. It is not possible to invest directly in an index.

(2)  The S&P 500 Total Return Index is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market. It tracks both the capital gains and cash distributions of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(3)  The Bloomberg U.S. Government/Credit Bond Index is a broad-based flagship benchmark that measures the non-securitized component of the U.S. Aggregate Index. It includes investment-grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. It is not possible to invest directly in an index.

Mairs & Power Balanced Fund
FUND INFORMATION (unaudited)  June 30, 2021

Portfolio Managers

Kevin V. Earley, CFA, lead manager since April 1, 2018, co-manager from January 1, 2015 through April 1, 2018, University of Minnesota, MBA Finance 1990

Robert W. Thompson, CFA, co-manager since April 1, 2018, University of Minnesota,
MBA Finance 1995

General Information

Fund Symbol	MAPOX
Net Asset Value (NAV) Per Share	$116.03
Expense Ratio	0.69%[1]
Portfolio Turnover Rate (1/1/21 to 6/30/21, not annualized)	7.75%
Sales Charge	None[2]
Fund Inception Year	1961

Portfolio Composition

Top Ten Common Stock Holdings
(Percent of Total Net Assets) 3

Alphabet Inc	4.6%
Microsoft Corp	3.8
UnitedHealth Group Inc	2.9
US Bancorp/MN	2.5
Ecolab Inc	2.5
Medtronic PLC	2.4
Eli Lilly & Co	2.3
Abbott Laboratories	2.2
Visa Inc	2.1
JPMorgan Chase & Co	2.0

Portfolio Diversification
(Percent of Total Net Assets)

Fixed Income Securities 30.7%
Corporate Bonds	25.9
Asset Backed Securities	1.7
Municipal Bonds	1.6
U.S. Government Obligations	1.5
Common Stocks 67.7%
Health Care	15.8
Information Technology	13.1
Industrials	12.2
Financials	8.1
Communications Services	6.5
Materials	5.4
Consumer Staples	3.5
Consumer Discretionary	2.0
Real Estate	0.6
Utilities	0.5
Short-term Investments 1.6%[4]	1.6
100.0%

1  Ratio has been annualized for the six month period ended June 30, 2021.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2021

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES 30.7%
	CORPORATE BONDS 25.9%
	COMMUNICATION SERVICES 1.0%
$1,000,000	CBS Corp	3.500%	01/15/25	$1,076,418
1,688,000	Netflix Inc	5.875%	11/15/28	2,071,902
2,000,000	Comcast Corp	4.250%	01/15/33	2,384,185
1,000,000	Verizon Communications Inc	4.400%	11/01/34	1,192,833
3,000,000	AT&T Inc	4.500%	05/15/35	3,526,377
				10,251,715
	CONSUMER DISCRETIONARY 3.3%
1,000,000	Harley-Davidson Financial Services Inc (g)	4.050%	02/04/22	1,020,979
500,000	Whirlpool Corp	4.700%	06/01/22	519,380
1,000,000	Block Financial LLC	5.500%	11/01/22	1,038,656
1,000,000	General Motors Financial Co Inc	3.700%	05/09/23	1,049,737
1,000,000	General Motors Financial Co Inc	4.250%	05/15/23	1,062,689
1,000,000	General Motors Financial Co Inc	3.950%	04/13/24	1,076,937
2,000,000	Coach Inc	4.250%	04/01/25	2,176,828
250,000	General Motors Co	4.000%	04/01/25	273,307
1,000,000	General Motors Financial Co Inc	4.300%	07/13/25	1,105,780
1,064,000	Block Financial LLC	5.250%	10/01/25	1,209,427
1,500,000	Ford Motor Co	4.346%	12/08/26	1,606,875
1,000,000	Darden Restaurants Inc	3.850%	05/01/27	1,111,528
2,245,000	Lear Corp	3.800%	09/15/27	2,475,715
1,000,000	General Motors Co	4.200%	10/01/27	1,114,907
1,000,000	AutoNation Inc	3.800%	11/15/27	1,100,101
923,000	Whirlpool Corp	4.750%	02/26/29	1,093,986
2,000,000	Hasbro Inc	3.900%	11/19/29	2,225,875
2,000,000	Advance Auto Parts Inc	3.900%	04/15/30	2,231,179
1,000,000	Mohawk Industries Inc	3.625%	05/15/30	1,095,787
2,000,000	Block Financial LLC	3.875%	08/15/30	2,164,399
1,000,000	Kohl's Corp	3.375%	05/01/31	1,034,947
1,750,000	Ford Motor Credit Co LLC	3.625%	06/17/31	1,783,915
500,000	Kohl's Corp	6.875%	12/15/37	637,621
750,000	Hasbro Inc	5.100%	05/15/44	917,636
1,073,000	Kohl's Corp	5.550%	07/17/45	1,284,318
				32,412,509
	CONSUMER STAPLES 1.3%
430,000	Land O' Lakes Inc (g)	6.000%	11/15/22	453,535
2,500,000	Land O' Lakes Inc (h)	7.250%	07/14/27	2,650,000
1,949,000	Land O' Lakes Capital Trust I (g)	7.450%	03/15/28	2,242,188
2,500,000	Land O' Lakes Inc (h)	7.000%	12/18/28	2,587,500
250,000	Smithfield Foods Inc (g)	3.000%	10/15/30	252,325
1,000,000	Walgreens Boots Alliance Inc	4.500%	11/18/34	1,165,843

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	CONSUMER STAPLES (continued)
$1,000,000	Anheuser-Busch Cos LLC / Anheuser-Busch InBev Worldwide Inc	4.700%	02/01/36	$1,229,123
1,000,000	Walgreens Boots Alliance Inc	4.800%	11/18/44	1,195,779
1,000,000	Molson Coors Brewing Co	4.200%	07/15/46	1,115,038
				12,891,331
	CONSUMER, NON-CYCLICAL 0.1%
1,000,000	Wildlife Conservation Society	3.414%	08/01/50	1,004,768
	ENERGY 0.5%
1,170,000	ONEOK Inc	4.250%	02/01/22	1,184,891
140,000	Gulf South Pipeline Co LP	4.000%	06/15/22	143,444
1,500,000	Sunoco Logistics Partners Operations LP	3.450%	01/15/23	1,551,289
1,000,000	Boardwalk Pipelines LP	4.950%	12/15/24	1,117,621
500,000	Murphy Oil Corp	6.375%	12/01/42	496,342
				4,493,587
	FINANCIALS 10.1%
1,000,000	Capital One Financial Corp	4.750%	07/15/21	1,001,616
500,000	Goldman Sachs Group Inc/The	5.250%	07/27/21	501,740
3,000,000	Primerica Inc	4.750%	07/15/22	3,124,662
2,833,000	Infinity Property & Casualty Corp	5.000%	09/19/22	2,970,859
2,000,000	OneBeacon US Holdings Inc	4.600%	11/09/22	2,096,175
1,000,000	Standard Chartered PLC (b) (g)	3.950%	01/11/23	1,043,282
500,000	First American Financial Corp	4.300%	02/01/23	527,152
1,473,000	Assurant Inc	4.000%	03/15/23	1,554,742
500,000	Assurant Inc	4.200%	09/27/23	536,080
500,000	CNA Financial Corp	7.250%	11/15/23	574,635
500,000	Pacific Life Insurance Co (g)	7.900%	12/30/23	586,121
1,000,000	Moody's Corp	4.875%	02/15/24	1,098,631
1,000,000	HSBC Holdings PLC (b)	4.250%	03/14/24	1,083,186
540,000	Wintrust Financial Corp	5.000%	06/13/24	575,049
1,250,000	Assured Guaranty US Holdings Inc	5.000%	07/01/24	1,395,074
3,088,000	Legg Mason Inc	3.950%	07/15/24	3,378,692
1,500,000	Symetra Financial Corp	4.250%	07/15/24	1,624,213
1,000,000	Citigroup Inc	4.000%	08/05/24	1,089,410
3,000,000	Synchrony Financial	4.250%	08/15/24	3,278,426
2,000,000	Old Republic International Corp	4.875%	10/01/24	2,233,525
1,627,000	Associated Banc-Corp	4.250%	01/15/25	1,770,408
4,000,000	Kemper Corp	4.350%	02/15/25	4,372,968
1,050,000	TCF National Bank	4.600%	02/27/25	1,123,038
1,000,000	BBVA USA	3.875%	04/10/25	1,102,146

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	FINANCIALS (continued)
$250,000	Liberty Mutual Insurance Co (g)	8.500%	05/15/25	$307,487
1,000,000	Prudential Insurance Co of America/The (g)	8.300%	07/01/25	1,256,744
3,000,000	American International Group Inc	3.750%	07/10/25	3,308,962
1,000,000	Synchrony Financial	4.500%	07/23/25	1,118,691
2,000,000	Janus Capital Group Inc (b)	4.875%	08/01/25	2,266,433
2,000,000	HSBC Holdings PLC (b)	4.250%	08/18/25	2,217,136
4,000,000	Capital One Financial Corp	4.200%	10/29/25	4,468,639
20,000	Wells Fargo & Co (h)	4.700%	12/15/25	523,000
1,520,000	Legg Mason Inc	4.750%	03/15/26	1,769,317
2,000,000	Hanover Insurance Group Inc/The	4.500%	04/15/26	2,261,432
1,000,000	Wells Fargo & Co	4.100%	06/03/26	1,123,558
3,290,000	Old Republic International Corp	3.875%	08/26/26	3,676,537
500,000	Morgan Stanley	4.350%	09/08/26	566,438
1,000,000	Citigroup Inc	4.300%	11/20/26	1,129,698
1,000,000	JPMorgan Chase & Co	4.125%	12/15/26	1,131,883
4,000,000	Mercury General Corp	4.400%	03/15/27	4,516,645
450,000	Athene Holding Ltd (b)	4.125%	01/12/28	502,673
250,000	Provident Cos Inc	7.250%	03/15/28	321,189
2,000,000	E*TRADE Financial Corp	4.500%	06/20/28	2,317,239
500,000	Farmers Exchange Capital (g)	7.050%	07/15/28	618,675
1,000,000	Lazard Group LLC	4.375%	03/11/29	1,137,517
2,500,000	Wintrust Financial Corp	4.850%	06/06/29	2,743,806
2,300,000	Assurant Inc	3.700%	02/22/30	2,489,391
500,000	Park National Corp (f)	4.500%	09/01/30	516,180
500,000	Goldman Sachs Group Inc/The	4.250%	11/15/30	557,107
500,000	Goldman Sachs Group Inc/The	4.000%	02/15/31	540,866
500,000	Goldman Sachs Group Inc/The	4.300%	12/15/32	543,425
538,000	Bank of America Corp	4.000%	08/15/34	595,187
3,000,000	Fulton Financial Corp (f)	3.750%	03/15/35	3,034,517
500,000	Swiss Re Treasury US Corp (g)	4.250%	12/06/42	613,068
500,000	Principal Financial Group Inc	4.350%	05/15/43	598,970
2,500,000	M&T Bank Corp (f) (h)	5.125%	12/29/49	2,753,100
1,000,000	SVB Financial Group (f) (h)	4.100%	08/15/69	1,014,370
2,000,000	JPMorgan Chase & Co (f) (h)	3.650%	12/01/69	2,002,800
6,000,000	Charles Schwab Corp (f) (h)	4.000%	03/01/31	6,138,000
				99,322,510
	HEALTH CARE 0.9%
500,000	Wyeth LLC	6.450%	02/01/24	576,076
3,000,000	AbbVie Inc	3.800%	03/15/25	3,282,567
189,000	Bristol-Myers Squibb Co	3.875%	08/15/25	210,435

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	HEALTH CARE (continued)
$1,000,000	Cigna Corp	4.500%	02/25/26	$1,138,626
500,000	Zimmer Biomet Holdings Inc	4.250%	08/15/35	552,084
1,400,000	CVS Health Corp	4.780%	03/25/38	1,719,724
1,000,000	UnitedHealth Group Inc	3.500%	08/15/39	1,119,230
				8,598,742
	INDUSTRIALS 2.4%
500,000	GATX Corp	4.750%	06/15/22	519,583
500,000	Penske Truck Leasing Co Lp / PTL Finance Corp (g)	4.875%	07/11/22	521,596
1,000,000	GATX Corp	3.900%	03/30/23	1,054,976
1,000,000	Flowserve Corp	4.000%	11/15/23	1,067,654
1,500,000	Hillenbrand Inc	5.000%	09/15/26	1,668,750
500,000	Toro Co/The	7.800%	06/15/27	660,001
2,000,000	Kennametal Inc	4.625%	06/15/28	2,261,570
3,000,000	Steelcase Inc	5.125%	01/18/29	3,477,920
1,000,000	Oshkosh Corp	3.100%	03/01/30	1,061,346
2,000,000	GATX Corp	4.000%	06/30/30	2,256,019
1,000,000	Flowserve Corp	3.500%	10/01/30	1,055,866
3,000,000	Hillenbrand Inc	3.750%	03/01/31	2,974,695
2,000,000	Eaton Corp	4.000%	11/02/32	2,332,211
1,400,000	Leidos Holdings Inc	5.950%	12/01/40	1,742,110
1,000,000	FedEx Corp	4.100%	04/15/43	1,146,331
				23,800,628
	INFORMATION TECHNOLOGY 3.8%
1,500,000	Dell International LLC / EMC Corp.	5.450%	06/15/23	1,627,130
700,000	DXC Technology Co	4.250%	04/15/24	759,311
1,031,000	Arrow Electronics Inc	4.000%	04/01/25	1,118,671
2,000,000	Hewlett Packard Enterprise Co	4.900%	10/15/25	2,277,631
1,500,000	Dell International LLC / EMC Corp.	6.020%	06/15/26	1,801,514
1,000,000	DXC Technology Co	4.750%	04/15/27	1,151,921
2,500,000	Motorola Solutions Inc	4.600%	02/23/28	2,915,527
1,500,000	Trimble Inc	4.900%	06/15/28	1,760,627
1,000,000	Fiserv Inc	4.200%	10/01/28	1,150,492
1,500,000	Broadcom Inc	4.750%	04/15/29	1,746,406
1,000,000	Juniper Networks Inc	3.750%	08/15/29	1,111,947
1,000,000	Dell International LLC / EMC Corp.	5.300%	10/01/29	1,207,722
1,000,000	Citrix Systems Inc	3.300%	03/01/30	1,053,123
2,000,000	Avnet Inc	3.000%	05/15/31	1,995,004
2,000,000	Broadcom Inc	4.300%	11/15/32	2,280,220
3,000,000	Intel Corp	4.000%	12/15/32	3,616,331
2,000,000	Leidos Inc	5.500%	07/01/33	2,420,000

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	CORPORATE BONDS (continued)
	INFORMATION TECHNOLOGY (continued)
$1,000,000	Broadcom Inc (g)	3.469%	04/15/34	$1,052,650
1,500,000	Western Union Co/The	6.200%	11/17/36	1,891,932
1,000,000	Dell, Inc.	5.400%	09/10/40	1,180,000
570,000	Discovery Communications LLC	4.950%	05/15/42	677,197
2,000,000	Motorola Solutions Inc	5.500%	09/01/44	2,607,479
				37,402,835
	MATERIALS 1.9%
175,000	Mosaic Co/The	3.750%	11/15/21	175,708
750,000	RPM International Inc	3.450%	11/15/22	773,411
756,000	Eastman Chemical Co	3.800%	03/15/25	826,641
865,000	Union Carbide Corp	7.500%	06/01/25	1,056,568
2,000,000	DowDuPont Inc	4.493%	11/15/25	2,275,158
200,000	Worthington Industries Inc	4.550%	04/15/26	223,611
1,500,000	Cabot Corp	3.400%	09/15/26	1,606,335
782,000	HB Fuller Co	4.000%	02/15/27	809,370
2,000,000	HB Fuller Co	4.250%	10/15/28	2,065,000
3,000,000	Cabot Corp	4.000%	07/01/29	3,248,308
1,175,000	Albemarle Wodgina Pty Ltd (b)	3.450%	11/15/29	1,239,367
1,250,000	Dow Chemical Co/The	4.250%	10/01/34	1,446,872
1,000,000	Alcoa Inc	5.950%	02/01/37	1,210,150
1,000,000	Newmont Mining Corp	4.875%	03/15/42	1,267,654
325,000	Albemarle Corp	5.450%	12/01/44	411,294
250,000	Steel Dynamics Inc	3.250%	10/15/50	249,318
				18,884,765
	REAL ESTATE 0.1%
350,000	CBRE Services Inc	4.875%	03/01/26	404,893
	UTILITIES 0.5%
75,000	National Fuel Gas Co	3.750%	03/01/23	78,158
1,060,000	PSEG Power LLC	4.300%	11/15/23	1,139,865
250,000	Jersey Central Power & Light Co (g)	4.300%	01/15/26	276,796
2,000,000	National Fuel Gas Co	3.950%	09/15/27	2,157,747
500,000	Toledo Edison Co (g)	2.650%	05/01/28	514,162
1,000,000	National Fuel Gas Co	4.750%	09/01/28	1,128,759
				5,295,487
	TOTAL CORPORATE BONDS			254,763,770

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Par Value	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	ASSET BACKED SECURITIES 1.7%
$180,477	Northwest Airlines 2002-1 Class G-2 Pass Through Trust	6.264%	05/20/23	$180,244
227,994	United Airlines 2014-1 Class B Pass Through Trust	4.750%	10/11/23	230,844
84,338	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	10/19/23	85,814
106,825	Southwest Airlines Co 2007-1 Pass Through Trust	6.150%	02/01/24	109,788
36,742	United Airlines 2014-2 Class B Pass Through Trust	4.625%	03/03/24	37,293
286,556	American Airlines 2014-1 Class B Pass Through Trust	4.375%	04/01/24	282,974
1,000,000	United Airlines 2015-1 Class A Pass Through Trust	3.700%	06/01/24	1,022,500
361,496	US Airways 2010-1 Class A Pass Through Trust	6.250%	10/22/24	370,534
948,836	Delta Air Lines 2015-1 Class B Pass Through Trust	4.250%	01/30/25	977,301
555,293	American Airlines 2015-2 Class B Pass Through Trust	4.400%	03/22/25	538,634
201,340	US Airways 2011-1 Class A Pass Through Trust	7.125%	04/22/25	212,413
2,249,705	American Airlines 2016-1 Class B Pass Through Trust	5.250%	07/15/25	2,210,335
722,756	Spirit Airlines Pass Through Trust 2015-1B	4.450%	10/01/25	733,598
1,659,985	Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.900%	01/15/26	1,618,485
1,163,271	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	04/29/26	1,224,343
788,013	American Airlines 2017-1 Class B Pass Through Trust	4.950%	08/15/26	776,192
711,777	United Airlines 2013-1 Class A Pass Through Trust	4.300%	02/15/27	747,365
690,658	American Airlines 2016-3 Class B Pass Through Trust	3.750%	04/15/27	659,578
545,331	US Airways 2013-1 Class A Pass Through Trust	3.950%	05/15/27	542,605
573,130	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	600,353
479,863	United Airlines 2014-2 Class A Pass Through Trust	3.750%	03/03/28	507,455
1,266,102	American Airlines 2014-1 Class A Pass Through Trust	3.700%	04/01/28	1,275,597
326,264	American Airlines 2015-1 Class A Pass Through Trust	3.375%	11/01/28	321,370
477,746	American Airlines 2015-2 Class A Pass Through Trust	4.000%	03/22/29	466,997
146,528	American Airlines 2015-2 Class AA Pass Through Trust	3.600%	03/22/29	150,558
92,333	Spirit Airlines Pass Through Trust 2015-1A	4.100%	10/01/29	96,026
834,703	British Airways 2018-1 Class A Pass Through Trust (b) (g)	4.125%	03/20/33	840,197
				16,819,393
	MUNICIPAL BONDS 1.6%
650,000	Glendale Community College District/CA	2.113%	08/01/31	653,900
500,000	Socorro Independent School District	2.125%	08/15/31	520,779
920,000	Pierre School District No 32-2	2.040%	08/01/33	895,758
500,000	Redondo Beach Unified School District	2.040%	08/01/34	495,334
400,000	County of Hennepin MN	4.800%	12/01/35	522,272
500,000	DeKalb Kane & LaSalle Counties Etc Community College District No 523 Kishwaukee	3.017%	02/01/36	515,797
305,000	State of California	4.600%	04/01/38	356,589
1,000,000	Crowley Independent School District	3.010%	08/01/38	1,059,667
500,000	Idaho Bond Bank Authority	2.354%	09/15/38	474,481
850,000	Worthington Independent School District No 518	3.300%	02/01/39	902,821
610,000	Rockwall Independent School District	3.091%	02/15/39	648,828

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Par Value/Shares	Security Description			Fair Value
	FIXED INCOME SECURITIES (continued)
	MUNICIPAL BONDS (continued)
$750,000	Allen Independent School District	3.148%	02/15/39	$803,996
1,000,000	Pierce County School District No 10 Tacoma	2.357%	12/01/39	990,255
945,000	City of Minnetonka MN	3.050%	02/01/40	988,106
885,000	Massachusetts Development Finance Agency	2.550%	05/01/40	856,713
750,000	Woodbury County Law Enforcement Center Authority	3.090%	06/01/40	768,475
505,000	Village of Ashwaubenon WI	2.970%	06/01/40	525,626
300,000	Desert Community College District	2.457%	08/01/40	296,800
800,000	Utah Transit Authority	3.443%	12/15/42	843,039
500,000	BAC Capital Trust XIV (f) (h)	4.000%	03/15/43	504,375
600,000	San Diego Community College District	3.336%	08/01/43	641,087
1,000,000	Michigan State University	4.496%	08/15/48	1,153,683
				15,418,381
	U.S. GOVERNMENT OBLIGATIONS 1.5%
1,000,000	United States Treasury Note/Bond	0.250%	03/15/24	996,015
3,000,000	United States Treasury Note/Bond	0.750%	03/31/26	2,987,930
1,000,000	United States Treasury Note/Bond	0.750%	04/30/26	995,469
7,000,000	United States Treasury Note/Bond	2.625%	02/15/29	7,681,406
2,000,000	United States Treasury Note/Bond	3.000%	02/15/49	2,395,625
				15,056,445
	TOTAL FIXED INCOME SECURITIES (cost $279,108,800)			$302,057,989
	COMMON STOCKS 67.7%
	COMMUNICATION SERVICES 6.5%
72,000	Activision Blizzard Inc			$6,871,680
18,250	Alphabet Inc (a)			45,740,340
65,000	Walt Disney Co/The (a)			11,425,050
				64,037,070
	CONSUMER DISCRETIONARY 2.0%
38,000	Home Depot Inc/The			12,117,820
32,000	Target Corp			7,735,680
				19,853,500
	CONSUMER STAPLES 3.5%
53,000	Hershey Co/The			9,231,540
343,000	Hormel Foods Corp			16,378,250
111,000	Sysco Corp			8,630,250
				34,240,040

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	FINANCIALS 8.1%
88,000	American Express Co	$14,540,240
125,000	JPMorgan Chase & Co	19,442,500
105,000	Principal Financial Group Inc	6,634,950
436,000	US Bancorp/MN	24,838,920
319,000	Wells Fargo & Co	14,447,510
		79,904,120
	HEALTH CARE 15.8%
185,000	Abbott Laboratories	21,447,050
62,000	Baxter International Inc	4,991,000
19,000	Bio-Techne Corp	8,554,940
215,000	Elanco Animal Health Inc (a)	7,458,350
98,000	Eli Lilly & Co	22,492,960
100,000	Johnson & Johnson	16,474,000
192,000	Medtronic PLC (e)	23,832,960
141,000	Pfizer Inc	5,521,560
352,000	Roche Holding AG (d)	16,540,480
71,500	UnitedHealth Group Inc	28,631,460
		155,944,760
	INDUSTRIALS 12.2%
70,000	3M Co	13,904,100
96,000	CH Robinson Worldwide Inc	8,992,320
197,000	Donaldson Co Inc	12,515,410
229,000	Fastenal Co	11,908,000
217,000	Graco Inc	16,426,900
32,000	Honeywell International Inc	7,019,200
195,000	nVent Electric PLC (e)	6,091,800
24,000	Rockwell Automation Inc	6,864,480
110,000	Tennant Co	8,783,500
174,000	Toro Co/The	19,119,120
42,000	United Parcel Service Inc, Class B	8,734,740
		120,359,570
	INFORMATION TECHNOLOGY 13.1%
12,000	Automatic Data Processing Inc	2,383,440
166,000	Corning Inc	6,789,400
130,000	Fiserv Inc (a)	13,895,700
35,000	Littelfuse Inc	8,917,650
139,000	Microsoft Corp	37,655,100
71,000	Motorola Solutions Inc	15,396,350
112,000	QUALCOMM Inc	16,008,160
37,000	Texas Instruments Inc	7,115,100
90,000	Visa Inc	21,043,800
		129,204,700

Mairs & Power Balanced Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	MATERIALS 5.4%
118,000	Ecolab Inc	$24,304,460
160,000	HB Fuller Co	10,177,600
69,000	Sherwin-Williams Co/The	18,799,050
		53,281,110
	REAL ESTATE 0.6%
43,000	CoreSite Realty Corp	5,787,800
	UTILITIES 0.5%
70,000	Xcel Energy Inc	4,611,600
	TOTAL COMMON STOCKS (cost $318,798,460)	$667,224,270
	SHORT-TERM INVESTMENTS 1.2%
12,022,383	First American Government Obligations Fund, Class X, 0.026% (c) (cost $12,022,383)	$12,022,383
	TOTAL INVESTMENTS 99.6% (cost $609,929,643)	$981,304,642
	OTHER ASSETS AND LIABILITIES (NET) 0.4%	3,672,889
	TOTAL NET ASSETS 100.0%	$984,977,531

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2021, these securities represented $9,192,274 or 0.9% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2021.

(d)  American Depositary Receipt.

(e)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

(f)  Step Bonds – securities for which the coupon rate of interest will adjust on specified future date(s). The rate disclosed represents the coupon rate in effect as of June 30, 2021.

(g)  Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined to be liquid under the Fund's liquidity risk management program. As of June 30, 2021, these securities represented $11,599,805 or 1.2% of total net assets.

(h)  Perpetual maturity, date shown, if applicable, represents next contractual call date.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

MAIRS & POWER SMALL CAP FUND (unaudited)

To Our Shareholders:  June 30, 2021

In the second quarter, the Mairs & Power Small Cap Fund gained 2.01%, the benchmark S&P Small Cap 600 Total Return (TR) Index was up 4.51%, and the Fund's peer group of small cap funds as measured by the Morningstar U.S. Fund Small Blend category rose 4.34%. Year to date, the Fund is up 19.15%, its benchmark has risen 23.56% and peer group is up 20.12%.

The sectors that provided the largest contributions to the Fund's second-quarter performance were Financials and Industrials. In the Financial sector, we've seen the market grow to appreciate the strength of banks' balance sheets and the prospect for higher interest rates. Notable among the Fund's Industrial holdings is precision ag equipment manufacturer Raven Industries (RAVN), which in June agreed to be acquired by CNH Industrial (CNHI) for $2.1 billion. This provided a nice premium that contributed to sector performance. Another high-powered Industrial performer this year is Oshkosh Corp. (OSK), a vehicle manufacturer benefiting from strong demand across construction end markets and military vehicle traction, as well as a U.S. Postal Service contract to build up to 165,000 "next generation" mail trucks.

Another stock that has delivered strong performance this year include Workiva (WK), which has been building out beyond its core cloud-based financial reporting business into environmental, social and governance (ESG) reporting. Yet another is CyberOptics (CYBE), which develops and manufactures high-precision 3D sensing technology. The tailwinds affecting the semiconductor industry have provided a big boost for this Minnesota company, which has also gained traction recently from its new Micro-LED inspection equipment.

Still, the Fund significantly lagged its benchmark in the second quarter. The biggest detractors to both quarterly and year-to-date performance have been our lack of exposure in the Energy and Consumer Discretionary sectors, which were up 83% and 44% respectively in the first half of the year. The rise in oil prices back to 2018 levels has refueled the Energy sector, and consumers are boosting retail and restaurant companies. But we have doubts about the competitive durability of companies in these sectors.

MAIRS & POWER SMALL CAP FUND (MSCFX)

Top Relative Performers

Second Quarter (3/31/21 – 6/30/21)		Year To Date (12/31/20 – 6/30/21)
Raven Industries, Inc.	46.42%	Oshkosh Corporation	22.09%
Workiva Inc. Class A	21.63%	Great Western Bancorp, Inc.	33.43%
Bio-Techne Corporation	13.48%	Wintrust Financial Corporation	1.29%
CyberOptics Corporation	53.22%	Cullen/Frost Bankers, Inc.	6.47%
Generac Holdings Inc.	22.28%	Bio-Techne Corporation	18.46%

Weak Relative Performers

Second Quarter (3/31/21 – 6/30/21)		Year To Date (12/31/20 – 6/30/21)
Sleep Number Corporation	-27.88%	Hyliion Holdings Corporation	-52.87%
CMC Materials, Inc.	-18.98%	Tuscan Holdings Corporation	-55.85%
Casey's General Stores, Inc.	-14.34%	Proto Labs, Inc.	-63.72%
IntriCon Corporation	-16.83%	Envestnet, Inc.	-31.38%
Inspire Medical Systems, Inc.	-11.14%	Cardiovascular Systems, Inc.	-26.10%

Performance shown is relative to the S&P SmallCap 600 TR Index as of June 30, 2021. Relative return is the difference between the absolute return and the performance of the market, in which the position is held. Relative contribution is used for ranking, which considers average daily weightings for each holding.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

In terms of individual companies, one of the biggest detractors to Fund performance has been CMC Materials (CCMP). Its core businesses – chemicals and other products used in semiconductor manufacturing – have been performing well. But another CMC business, which provides chemicals used in oil pipelines, has been facing headwinds. Another detractor was Sleep Number (SNBR), the Fund's top-performing stock in the first quarter – and its worst performer in the second. The company has been hurt by supply chain problems, notably for the specialty foam used in its mattresses.

During the second quarter, the Fund added three companies to its portfolio. One is Cambium Networks (CMBM), an Illinois-based provider of wireless broadband networking infrastructure (antennas, receivers, routers, switches) used by Internet service providers. It's benefiting from trends including the 5G network upgrade, working and learning from home, and renewed broadband spending in rural areas, a market where Cambium is primarily focused.

Another newcomer is Polaris (PII). Though we've followed this Minnesota-based small-vehicle manufacturer for years, a recent change in leadership has made us more excited about its prospects. Its core business is tied to off-road powersports, a very popular category during the pandemic. Polaris has invested heavily in R&D to maintain its leadership position, and it has supplemented this with acquisitions in EV and autonomous-vehicle technologies that have added to its total available market.

In April, the Fund was allocated stock from SkyWater Technology (SKYT), one of the many Minnesota companies that have gone public in the past 18 months. SkyWater provides advanced semiconductor services and manufacturing for markets such as aerospace, defense, and advanced computing. It's U.S.-based, which is a requirement for Department of Defense business, and its model includes co-developing products with its customers, which is crucial for maintaining long-term relationships.

The Fund has also added modestly to some of its existing holdings in Technology, a sector that has lagged this year's market recovery. In addition, we exited a couple of positions in the second quarter:

• Core Labs (CLB), a service provider to the petroleum industry. Elevated oil prices offered us the opportunity to sell our last Energy stock. The sector's long-term dynamics are tough, and the downturn in oil prices last year demonstrated the difficulty of finding Energy companies with true staying power.

• United Fire Group (UFCS), an Iowa-based property and casualty insurer. The competitive dynamics across its commercial auto book have continued to pressure profitability, and we don't believe that its profitability will improve to an acceptable level of return on equity.

Allen D. Steinkopf Lead Manager	Andrew R. Adams Co-Manager	Chris D. Strom Co-Manager

The Fund's investment objective, risks, charges and expenses must be considered carefully before investing. Annual and semi-annual reports are preceded or accompanied by a current prospectus. The summary prospectus or full prospectus contains this and other important information about the Fund and they may be obtained by calling Shareholder Services at (800) 304-7404 or by visiting www.mairsandpower.com. Read the summary prospectus or full prospectus carefully before investing.

All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or an offer of a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

All investments have risks. The Small Cap Fund is designed for long-term investors. Equity investments are subject to market fluctuations and the Fund's share price can fall because of weakness in the broad market, a particular industry or specific holdings. Investments in small and midcap companies generally are more volatile. International investing risks include among others political, social or economic instability, difficulty in predicting international trade patterns, taxation and foreign trading practices, and greater fluctuations in price than U.S. corporations. The Fund may invest in initial public offerings by small cap companies, which can involve greater risk than investments in companies that are already publicly traded.

MAIRS & POWER SMALL CAP FUND (unaudited) (continued)

This commentary includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

S&P 600 Small Cap Total Return (S&P 600) is an index of small company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains and cash distributions of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

Morningstar Small Blend Category, as defined by Morningstar are stocks in the bottom 10% of the capitalization of the U.S. equity market are defined as small cap. The blend style is assigned to portfolios where neither growth nor value characteristics predominate. It is not possible to invest directly in an index.

Russell 2000 TR Index is a small-cap stock market index of the smallest 2,000 stocks in the Russell 3000 Index. It is not possible to invest directly in an index.

Mairs & Power Small Cap Fund
PERFORMANCE INFORMATION (unaudited)  June 30, 2021

Investment performance since commencement of operations (through June 30, 2021)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since commencement of operations.

Average annual total returns for periods ended June 30, 2021

	1 Year	3 Year	5 Year	Since Inception(2)
Mairs & Power Small Cap Fund	53.70%	11.62%	12.35%	15.45%
S&P Small Cap 600 Total Return Index(1)	67.40%	12.20%	15.82%	15.48%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. For the most recent month-end performance figures, visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404. Per the Prospectus Supplement dated May 28, 2021, the expense ratio for the Fund is 0.94%.

(1) The S&P Small Cap 600 Total Return Index is an index of small-company stocks managed by Standard & Poor's Financial Services LLC that covers a broad range of small cap stocks in the U.S. The index is weighted according to market capitalization and covers about 3-4% of the total market for equities in the U.S. It tracks both the capital gains and cash distributions of a group of stocks over time and assumes that any cash distributions, such as dividends, are reinvested back into the index. It is not possible to invest directly in an index.

(2) Since inception performance is as of August 11, 2011, which is the offering date of the Small Cap Fund.

Mairs & Power Small Cap Fund
FUND INFORMATION (unaudited)  June 30, 2021

Portfolio Managers

Allen D. Steinkopf, CFA, lead manager since April 1, 2019, co-manager from January 1, 2015 through April 1, 2019, University of Minnesota, MBA Finance 1986

Andrew R. Adams, CFA, co-manager since April 1, 2019, lead manager from 2011 to April 1, 2019, University of Wisconsin-Madison, MS Finance 1997

Christopher D. Strom, CFA, co-manager since January 1, 2021, University of Wisconsin-Madison, MBA Applied Security Analysis 2010

General Information

Fund Symbol	MSCFX
Net Asset Value (NAV) Per Share	$33.54
Expense Ratio	0.99%[1]
Portfolio Turnover Rate (1/1/21 to 6/30/21, not annualized)	12.01%
Sales Charge	None[2]
Fund Inception Year	2011

Portfolio Composition

Top Ten Portfolio Holdings
(Percent of Total Net Assets) 3

Wintrust Financial Corp	4.2%
Oshkosh Corp	3.9
CMC Materials Inc	3.7
Littelfuse Inc	3.6
Inspire Medical Systems Inc	3.5
Tennant Co	3.3
Glacier Bancorp Inc	3.2
Cullen/Frost Bankers Inc	3.2
AAR Corp	3.1
Catalent Inc	3.0

Portfolio Diversification
(Percent of Total Net Assets)

Common Stocks 99.5%
Industrials	22.2%
Information Technology	21.2
Financials	16.3
Health Care	15.2
Consumer Discretionary	5.9
Real Estate	4.8
Consumer Staples	4.3
Utilities	4.1
Materials	3.0
Communication Services	2.5
Short-term Investments 0.5%[4]	0.5
100.0%

1  Effective June 1, 2021, the Fund's management fee was reduced from 0.90% to 0.80%. Accordingly, the above expense ratio for the Fund is a blended annualized rate of 0.99% for the period ended June 30, 2021.

2  Although the Fund is no-load, investment management fees and other expenses still apply.

3  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

4  Represents short-term investments and other assets and liabilities (net).

  The Schedule of Investments and portfolio diversification utilize the Global Industry Classification Standard (GICS®) which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2021

Shares	Security Description	Fair Value
	COMMON STOCKS 99.5%
	COMMUNICATION SERVICES 2.5%
496,623	Marcus Corp/The (a)	$10,533,374
	CONSUMER DISCRETIONARY 5.9%
174,980	Gentherm Inc (a)	12,432,329
28,000	Polaris Inc	3,834,880
78,245	Sleep Number Corp (a)	8,603,038
		24,870,247
	CONSUMER STAPLES 4.3%
64,800	Casey's General Stores Inc	12,612,672
79,300	MGP Ingredients Inc	5,363,852
		17,976,524
	FINANCIALS 16.3%
338,361	Associated Banc-Corp	6,929,633
119,600	Cullen/Frost Bankers Inc	13,395,200
244,200	Glacier Bancorp Inc	13,450,536
279,400	Great Western Bancorp Inc	9,161,526
145,778	QCR Holdings Inc	7,010,464
69,000	Tuscan Holdings Corp (a)	940,470
231,500	Wintrust Financial Corp	17,508,345
		68,396,174
	HEALTH CARE 15.2%
26,700	Bio-Techne Corp	12,021,942
47,740	Calyxt Inc (a)	191,915
161,715	Cardiovascular Systems Inc (a)	6,897,145
117,600	Catalent Inc (a)	12,714,912
75,500	Inspire Medical Systems Inc (a)	14,591,130
366,642	IntriCon Corp (a)	8,242,112
192,000	Patterson Cos Inc	5,834,880
59,127	SurModics Inc (a)	3,207,640
		63,701,676
	INDUSTRIALS 22.2%
330,978	AAR Corp (a)	12,825,398
123,104	Donaldson Co Inc	7,820,797
286,710	Enerpac Tool Group Corp	7,632,220
15,072	Generac Holdings Inc (a)	6,257,141
61,000	Graco Inc	4,617,700
92,900	Hub Group Inc, Class A (a)	6,129,542

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Shares	Security Description	Fair Value
	COMMON STOCKS (continued)
	INDUSTRIALS (continued)
146,200	Hyliion Holdings Corp (a)	$1,703,230
339,400	nVent Electric PLC (d)	10,602,856
132,600	Oshkosh Corp	16,527,264
43,200	Proto Labs Inc (a)	3,965,760
28,886	Raven Industries Inc	1,671,055
170,951	Tennant Co	13,650,437
		93,403,400
	INFORMATION TECHNOLOGY 21.2%
43,300	Cambium Networks Corp (a) (b)	2,093,555
103,500	CMC Materials Inc	15,601,590
123,578	CyberOptics Corp (a)	5,061,755
466,929	Digi International Inc (a)	9,389,942
96,400	Envestnet Inc (a)	7,312,904
248,650	Jamf Holding Corp (a)	8,347,180
59,900	Littelfuse Inc	15,261,921
41,397	NVE Corp	3,065,448
93,200	Plexus Corp (a)	8,519,412
96,590	SkyWater Technology Inc (a)	2,767,304
102,780	Workiva Inc (a)	11,442,497
		88,863,508
	MATERIALS 3.0%
199,700	HB Fuller Co	12,702,917
	REAL ESTATE 4.8%
65,528	CoreSite Realty Corp	8,820,069
608,600	Physicians Realty Trust	11,240,842
		20,060,911
	UTILITIES 4.1%
135,200	Black Hills Corp	8,873,176
135,200	NorthWestern Corp	8,141,744
		17,014,920
	TOTAL COMMON STOCKS (cost $261,260,620)	$417,523,651

Mairs & Power Small Cap Fund
SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2021

Shares	Security Description	Fair Value
	SHORT-TERM INVESTMENTS 0.5%
2,251,862	First American Government Obligations Fund, Class X, 0.026% (c) (cost $2,251,862)	$2,251,862
	TOTAL INVESTMENTS 100.0% (cost $263,512,482)	$419,775,513
	OTHER ASSETS AND LIABILITIES (NET) 0.0%	(14,706)
	TOTAL NET ASSETS 100.0%	$419,760,807

(a)  Non-income producing.

(b)  Foreign security denominated in U.S. dollars. As of June 30, 2021, these securities represented $2,093,555 or 0.5% of total net assets.

(c)  The rate quoted is the annualized seven-day effective yield as of June 30, 2021.

(d)  Issuer headquartered overseas but considered domestic. The Adviser defines foreign issuers as those whose operational leadership or headquarters is located in a foreign country; provided, however, if an issuer is believed by the Adviser to be headquartered in a jurisdiction primarily for tax purposes, the Adviser will consider the following additional factors: 1) the location of the primary exchange trading its securities; 2) where it derives the majority of its revenues; and/or 3) where it earns the majority of its profits.

  The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Adviser.

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)   June 30, 2021

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
ASSETS
Investments, at fair value (Note 1) *:
Unaffiliated securities *	$5,442,211,121	$981,304,642	$419,775,513
Affiliated securities (Note 5) *	75,854,785	-	-
	5,518,065,906	981,304,642	419,775,513
Receivable for Fund shares sold	1,076,202	286,886	246,986
Receivable for securities sold	3,991,528	943,885	3,776,121
Dividends and interest receivable	6,137,907	3,797,430	137,316
Prepaid expenses and other assets	109,380	38,795	40,700
	5,529,380,923	986,371,638	423,976,636
LIABILITIES
Payable for Fund shares redeemed	1,353,173	58,750	248,568
Payable for securities purchased	3,819,465	608,343	3,571,802
Accrued investment management fees (Note 2)	2,388,370	461,241	265,577
Accrued Fund administration fees	344,574	69,397	32,326
Accrued audit and tax fees	26,738	31,594	25,547
Accrued transfer agent fees	459,189	75,846	40,085
Other accrued fees	343,426	88,936	31,924
	8,734,935	1,394,107	4,215,829
NET ASSETS	$5,520,645,988	$984,977,531	$419,760,807
NET ASSETS CONSIST OF
Portfolio capital	$2,079,294,812	$580,042,386	$240,650,474
Total distributable earnings	3,441,351,176	404,935,145	179,110,333
TOTAL NET ASSETS	$5,520,645,988	$984,977,531	$419,760,807
Fund shares, par value	$0.01	$0.01	$0.01
Authorized	unlimited	unlimited	unlimited
Fund shares issued and outstanding	34,861,820	8,488,979	12,516,926
Net asset value per share	$158.36	$116.03	$33.54
* Cost of investments
Cost of unaffiliated securities	$2,316,923,974	$609,929,643	$263,512,482
Cost of affiliated securities (Note 5)	64,383,757	-	-
	$2,381,307,731	$609,929,643	$263,512,482

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2021

	Mairs & Power Growth Fund	Mairs & Power Balanced Fund	Mairs & Power Small Cap Fund
INVESTMENT INCOME
Income:
Dividends from unaffiliated securities *	$35,163,087	$5,146,923	$2,278,788
Dividends from affiliated securities (Note 5)	436,984	-	-
Interest income	-	5,425,601	-
TOTAL INCOME	35,600,071	10,572,524	2,278,788
Expenses:
Investment management fees (Note 2)	14,146,330	2,802,483	1,792,473
Fund administration fees	352,851	70,098	32,780
Fund accounting fees	229,502	55,957	18,235
Trustees' fees (Note 2)	145,275	26,583	11,622
Transfer agent fees	652,063	149,074	84,838
Custodian fees	128,356	23,883	11,134
Legal and audit fees	93,335	40,862	26,010
Printing and mailing fees	63,230	3,630	5,590
Other fees	100,059	37,398	26,021
TOTAL EXPENSES	15,911,001	3,209,968	2,008,703
NET INVESTMENT INCOME	19,689,070	7,362,556	270,085
REALIZED AND UNREALIZED GAIN (Note 4)
Net realized gain on investments
Unaffiliated issuers	195,879,155	27,523,597	21,401,925
Change in net unrealized appreciation on investments
Unaffiliated issuers	575,840,952	63,544,291	46,484,876
Affiliated issuers (Note 5)	9,195,671	-	-
	585,036,623	63,544,291	46,484,876
NET GAIN ON INVESTMENTS	780,915,778	91,067,888	67,886,801
NET INCREASE IN NET ASSETS FROM OPERATIONS	$800,604,848	$98,430,444	$68,156,886
* Net of foreign taxes withheld of:	$590,439	$64,445	$68

See accompanying Notes to Financial Statements.

Mairs & Power Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS
Net investment income	$19,689,070	$48,629,644
Net realized gain on investments sold	195,879,155	406,112,761
Net change in unrealized appreciation of investments	585,036,623	229,630,774
NET INCREASE IN NET ASSETS FROM OPERATIONS	800,604,848	684,373,179
DISTRIBUTIONS TO SHAREHOLDERS	(17,037,467)	(401,023,020)
CAPITAL TRANSACTIONS
Proceeds from shares sold	99,465,447	170,263,440
Reinvestment of distributions from net investment income and net realized gains	15,674,965	373,284,465
Cost of shares redeemed	(236,250,957)	(602,645,512)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(121,110,545)	(59,097,607)
TOTAL INCREASE IN NET ASSETS:	662,456,836	224,252,552
NET ASSETS
Beginning of period	4,858,189,152	4,633,936,600
End of period	$5,520,645,988	$4,858,189,152
FUND SHARE TRANSACTIONS
Shares sold	674,080	1,391,414
Shares issued for reinvested distributions	99,046	2,807,457
Shares redeemed	(1,612,564)	(4,922,831)
NET DECREASE IN FUND SHARES	(839,438)	(723,960)

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS
Net investment income	$7,362,556	$17,043,373
Net realized gain on investments sold	27,523,597	26,545,433
Net change in unrealized appreciation of investments	63,544,291	34,469,140
NET INCREASE IN NET ASSETS FROM OPERATIONS	98,430,444	78,057,946
DISTRIBUTIONS TO SHAREHOLDERS	(7,012,865)	(38,812,015)
CAPITAL TRANSACTIONS
Proceeds from shares sold	38,137,757	67,159,381
Reinvestment of distributions from net investment income and net realized gains	6,779,728	37,653,266
Cost of shares redeemed	(46,610,245)	(177,633,764)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(1,692,760)	(72,821,117)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	89,724,819	(33,575,186)
NET ASSETS
Beginning of period	895,252,712	928,827,898
End of period	$984,977,531	$895,252,712
FUND SHARE TRANSACTIONS
Shares sold	342,208	696,951
Shares issued for reinvested distributions	60,031	379,070
Shares redeemed	(421,081)	(1,881,074)
NET DECREASE IN FUND SHARES	(18,842)	(805,053)

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2021 (Unaudited)	Year Ended December 31, 2020
OPERATIONS
Net investment income	$270,085	$1,961,191
Net realized gain on investments sold	21,401,925	8,340,291
Net change in unrealized appreciation of investments	46,484,876	2,553,728
NET INCREASE IN NET ASSETS FROM OPERATIONS	68,156,886	12,855,210
DISTRIBUTIONS TO SHAREHOLDERS	-	(7,291,591)
CAPITAL TRANSACTIONS
Proceeds from shares sold	23,515,281	45,059,769
Reinvestment of distributions from net investment income and net realized gains	-	7,080,355
Cost of shares redeemed*	(33,505,769)	(133,409,765)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(9,990,488)	(81,269,641)
TOTAL INCREASE (DECREASE) IN NET ASSETS:	58,166,398	(75,706,022)
NET ASSETS
Beginning of period	361,594,409	437,300,431
End of period	$419,760,807	$361,594,409
FUND SHARE TRANSACTIONS
Shares sold	721,363	1,972,812
Shares issued for reinvested distributions	-	252,870
Shares redeemed	(1,049,632)	(5,940,772)
NET DECREASE IN FUND SHARES	(328,269)	(3,715,090)
* Net of redemption fees of:	$6,487	$20,023

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)   June 30, 2021

Note 1 – Organization and Significant Accounting Policies

Mairs & Power Funds Trust (the Trust) is a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). Mairs & Power Growth Fund (the Growth Fund), Mairs & Power Balanced Fund (the Balanced Fund) and Mairs & Power Small Cap Fund (the Small Cap Fund) (individually a Fund and collectively the Funds) are series within the Trust. Mairs & Power, Inc. (the Adviser) is the investment adviser of each Fund. The objective of the Growth Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation. The objective of the Balanced Fund is to provide capital growth, current income and preservation of capital. The objective of the Small Cap Fund is to seek above-average, long-term appreciation. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services – Investment Companies."

Significant accounting policies of the Funds are as follows:

Security Valuations

Security valuations for each Fund's investments are furnished by independent pricing services that have been approved by the Trust's Board of Trustees (the Board). Investments in listed equity securities are valued at the last quoted sale price on the securities exchange on which such securities are principally traded or at the NASDAQ Official Closing Price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are valued at the last quoted bid price. Shares of underlying mutual funds are valued at their respective Net Asset Value (NAV). Debt obligations exceeding 60 days to maturity are valued at the bid price furnished by an independent pricing service. Debt obligations with 60 days or less remaining until maturity may be valued at the bid price furnished by an independent pricing service and in certain circumstances may be valued at their amortized cost, which approximates fair value. Pricing service prices for debt obligations are based on various evaluative and matrix-based methodologies and models that use market inputs such as market transactions, dealer quotations, benchmark yields and issuer, industry and economic events. These techniques generally consider overall market conditions and such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity and ratings.

Debt securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from two or more dealers that make markets in the securities. When market quotations are not readily available, or when the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Value Committee appointed by the Board, pursuant to procedures approved by the Board.

When determining the value of a security, the Fair Value Committee takes into consideration all indications of value that appear relevant under the particular circumstances, as well as fundamental analytical data relating to the security, the nature and duration of any restrictions on the disposition of the security, and the forces influencing the market in which the security is purchased or sold in addition to other more specific factors that may be applied on a case-by-case basis. Consequently, the value of the security used by a Fund may differ from a quoted or published price for the same security. Fair value pricing involves subjective judgments and it is possible that the fair value determined for the security is materially different than the value that could be realized upon the sale of that security. As of June 30, 2021, no securities were valued using this method.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2021

Note 1 – Organization and Significant Accounting Policies (continued)

Fair Valuation Measurements

The Trust has adopted authoritative fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•  Level 1 – Quoted prices in active markets for identical securities.

•  Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•  Level 3 – Significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the securities held by each Fund as of June 30, 2021:

	Growth Fund	Balanced Fund	Small Cap Fund
Level 1*	$5,518,065,906	$679,769,653	$419,775,513
Level 2**	-	301,534,989	-
Level 3	-	-	-
Total	$5,518,065,906	$981,304,642	$419,775,513

*  All Level 1 investments are equity securities (common stocks and preferred stocks) and short-term investments.

**  All Level 2 investments are fixed income securities.

For detail of securities by major sector classification for the Funds, please refer to the Schedules of Investments.

The Funds did not hold any Level 3 investments during the six months ended June 30, 2021.

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date. Interest income, including the accretion of discounts and amortization of premiums, is recorded on an accrual basis. Premiums and discounts are amortized using the effective interest method. Realized gains and losses are reported on an identified cost basis.

Income Taxes

Each Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). No provisions have been made for federal income taxes as it is the intention of each Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

As of June 30, 2021, the Trust did not have any tax positions that did not meet the "more-likely-than-not" threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all tax returns filed for the last three years.

As of December 31, 2020, none of the Funds had capital loss carryforwards nor did they have any qualified later year losses for federal tax purposes.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2021

Note 1 – Organization and Significant Accounting Policies (continued)

Basis of Presentation

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Expense Allocation

Common expenses incurred by the Trust are allocated among the Funds based on their relative net assets. Fund specific expenses are charged directly to the Fund that incurred the expense.

New Accounting Pronouncement

In December 2020, the SEC adopted new Rule 2a-5 under the 1940 Act providing a framework for fund valuation practices ("Rule 2a-5"). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are "readily available" for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Funds will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Funds' financial statements.

Note 2 – Related-Party Transactions

Investment Management Fees

The Adviser provides investment management services and various administrative services to the Funds under a written agreement for Investment Counsel Service (the Investment Advisory Agreement) approved by the Board. Pursuant to the Investment Advisory Agreement, the Adviser is paid a monthly fee on average daily net assets at the following annual rates:

	Growth Fund	Balanced Fund	Small Cap Fund(1)
Up to $2.5 Billion	0.60%	0.60%	0.80%
Over $2.5 Billion	0.50%	0.60%	0.80%

(1)  Effective June 1, 2021, the investment management fee was reduced from 0.90% to 0.80%.

Trustees' Fees

The Funds pay compensation to the disinterested Trustees of the Trust. The Funds do not pay remuneration to officers or to Trustees who are officers, directors or employees of the Adviser or Trustees who are otherwise "interested persons" of the Trust.

Note 3 – Indemnifications

In the normal course of business, the Trust enters into contracts that contain general indemnifications to other parties. The Trust's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. The Trust expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions

Net investment income and net realized capital gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2021

Note 4 – Distributions Paid, Distributable Earnings and Investment Transactions (continued)

Distributions to shareholders are determined in accordance with income tax regulations that may differ from GAAP, and due to the timing of the distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

The tax character of distributions paid during the six months ended June 30, 2021 and year ended December 31, 2020, were as follows:

Six months ended June 30, 2021
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$17,037,467	$7,012,865	$-
Long-term capital gains	-	-	-
Total distributions paid	$17,037,467	$7,012,865	$-
Year ended December 31, 2020
Distributions paid from:	Growth Fund	Balanced Fund	Small Cap Fund
Ordinary income	$49,410,948	$17,164,646	$2,134,910
Long-term capital gains	351,612,072	21,647,369	5,156,681
Total distributions paid	$401,023,020	$38,812,015	$7,291,591

Ordinary income distributions include net short-term capital gains. The Funds are designating as long-term capital gain dividends, pursuant to Section 852(b)(3) of the Code, the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

At December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows:

	Growth Fund	Balanced Fund	Small Cap Fund
Cost of investments	$2,302,100,401	$583,544,016	$252,759,054
Gross unrealized appreciation	$2,580,765,194	$311,543,425	$124,447,760
Gross unrealized depreciation	(29,835,539)	(3,715,807)	(15,514,579)
Net unrealized appreciation	$2,550,929,655	$307,827,618	$108,933,181
Undistributed ordinary income	$204,715	$-	$24,872
Undistributed long-term capital gains	106,649,425	5,689,948	1,995,394
Total distributable earnings	$106,854,140	$5,689,948	$2,020,266
Other accumulated earnings	-	-	-
Total accumulated earnings	$2,657,783,795	$313,517,566	$110,953,447

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales.

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2021 were as follows:

	Purchases	Sales
Growth Fund	$348,903,293	$474,881,239
Balanced Fund	73,657,705	71,194,426
Small Cap Fund	47,719,934	56,131,197

Purchases and sales of government securities during the six months ended June 30, 2021 were as follows:

	Purchases	Sales
Growth Fund	$-	$-
Balanced Fund	4,976,585	-
Small Cap Fund	-	-

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2021

Note 5 – Transactions With Affiliated Companies

The Growth Fund owned 5% or more of the voting securities of the following company during the six months ended June 30, 2021. As a result, this company is deemed an affiliate of the Growth Fund as defined by the 1940 Act. Transactions during the period in this security were as follows:

Growth Fund

Security Name	Share Balance 06/30/21	Fair Value at 12/31/20	Purchases	Sales	Realized Gain (Loss)(1)	Change in Unrealized Appreciation	Fair Value at 06/30/21	Dividend Income(1)
Tennant Co	949,966	$66,659,114	$-	$-	$-	$9,195,671	$75,854,785	$436,984

(1)  Dividend income and realized gain amounts are reported for the period in which the security was deemed an affiliate.

Note 6 – Impacts of COVID-19

The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the Funds' investments depends on future developments, including the duration and spread of the outbreak. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the Fund's investments.

Note 7 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. On July 7, 2021, Foreside Financial Group, LLC ("Foreside"), the Funds' distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital ("Genstar") such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close in the third quarter of 2021. Foreside will remain the Fund's distributor at the close of the transaction, subject to Board approval.

Mairs & Power Growth Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021 (1)	2020	2019	2018	2017	2016
	(unaudited)
Per Share
Net asset value, beginning of period	$136.08	$127.22	$106.45	$121.12	$113.83	$104.44
Income from investment operations:
Net investment income	0.57	1.48	1.59	1.61	1.60	1.61
Net realized and unrealized gain (loss)	22.20	19.37	28.59	(6.96)	17.16	14.43
Total from investment operations	22.77	20.85	30.18	(5.35)	18.76	16.04
Distributions to shareholders from:
Net investment income	(0.49)	(1.45)	(1.58)	(1.59)	(1.66)	(1.61)
Net realized gains on investments sold	-	(10.54)	(7.83)	(7.73)	(9.81)	(5.04)
Total distributions	(0.49)	(11.99)	(9.41)	(9.32)	(11.47)	(6.65)
Net asset value, end of period	$158.36	$136.08	$127.22	$106.45	$121.12	$113.83
Total investment return (loss)	16.73%	16.67%	28.39%	(4.34)%	16.52%	15.38%
Net assets, end of period, in thousands	$5,520,646	$4,858,189	$4,633,937	$3,938,943	$4,731,156	$4,392,473
Ratios/supplemental data:
Ratio of expenses to average net assets	0.62%	0.64%	0.65%	0.64%	0.64%	0.66%
Ratio of net investment income to average net assets	0.76	1.12 (2)	1.28	1.27	1.30	1.42
Portfolio turnover rate	6.80	14.52	10.77	9.25	8.84	10.99

(1)  For the six months ended June 30, 2021, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

See accompanying Notes to Financial Statements.

Mairs & Power Balanced Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021 (1)	2020	2019	2018	2017	2016
	(unaudited)
Per Share
Net asset value, beginning of period	$105.23	$99.74	$86.79	$94.01	$87.29	$81.16
Income from investment operations:
Net investment income	0.87	1.98	2.13	2.09	2.04	1.99
Net realized and unrealized gain (loss)	10.76	8.10	15.39	(4.71)	8.26	7.21
Total from investment operations	11.63	10.08	17.52	(2.62)	10.30	9.20
Distributions to shareholders from:
Net investment income	(0.83)	(1.99)	(2.12)	(2.09)	(2.07)	(1.99)
Net realized gains on investments sold	-	(2.60)	(2.45)	(2.51)	(1.51)	(1.08)
Total distributions	(0.83)	(4.59)	(4.57)	(4.60)	(3.58)	(3.07)
Net asset value, end of period	$116.03	$105.23	$99.74	$86.79	$94.01	$87.29
Total investment return (loss)	11.08%	10.44%	20.32%	(2.80)%	11.90%	11.42%
Net assets, end of period, in thousands	$984,978	$895,253	$928,828	$807,455	$984,788	$861,426
Ratios/supplemental data:
Ratio of expenses to average net assets	0.69%	0.71%	0.71%	0.72%	0.71%	0.72%
Ratio of net investment income to average net assets	1.58	2.01 (2)	2.22	2.20	2.24	2.37
Portfolio turnover rate	7.75	15.96	13.60	9.01	13.13	14.10

(1)  For the six months ended June 30, 2021, all ratios have been annualized except total investment return and portfolio turnover.

(2)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

See accompanying Notes to Financial Statements.

Mairs & Power Small Cap Fund
FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	June 30, 2021 (1)	2020	2019	2018	2017	2016
	(unaudited)
Per Share
Net asset value, beginning of period	$28.15	$26.41	$22.48	$25.32	$24.33	$19.48
Income from investment operations:
Net investment income	0.02	0.19	0.13	0.15	0.13	0.08
Net realized and unrealized gain (loss)	5.37	2.13	4.62	(1.92)	1.73	5.24
Total from investment operations	5.39	2.32	4.75	(1.77)	1.86	5.32
Distributions to shareholders from:
Net investment income	-	(0.17)	(0.11)	(0.15)	(0.13)	(0.08)
Net realized gains on investments sold	-	(0.41)	(0.71)	(0.92)	(0.74)	(0.39)
Redemption fees (2)(3)	0.00	0.00	0.00	0.00	0.00	0.00
Total distributions	-	(0.58)	(0.82)	(1.07)	(0.87)	(0.47)
Net asset value, end of period	$33.54	$28.15	$26.41	$22.48	$25.32	$24.33
Total investment return (loss)	19.15%	8.78%	21.13%	(6.91)%	7.64%	27.27%
Net assets, end of period, in thousands	$419,761	$361,594	$437,300	$367,477	$435,507	$382,443
Ratios/supplemental data:
Ratio of expenses to average net assets	0.99%	1.04%	1.05%	1.04%	1.04%	1.05%
Ratio of net investment income to average net assets	0.13	0.58 (4)	0.48	0.54	0.48	0.48
Portfolio turnover rate	12.01	16.39	15.07	20.40	19.27	21.26

(1)  For the six months ended June 30, 2021, all ratios have been annualized except total investment return and portfolio turnover. Effective June 1, 2021, the Fund's management fee was reduced from 0.90% to 0.80%. Accordingly, the expense ratio for the Fund is a blended rate of 0.99% for the period ended June 30, 2021.

(2)  The Fund charges a 1.00% redemption fee on shares held 180 days or less.

(3)  Amount per share is less than $0.005.

(4)  Ratio revised subsequent to the completion of the annual report dated December 31, 2020 to include immaterial reclass adjustments related to the Fund's holding of real estate investment trusts.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing expenses for the operation of the Funds (e.g., asset-based charges, such as investment management fees). The Funds are "no-load" mutual funds. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Funds' expenses during the period January 1, 2021 through June 30, 2021 and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the tables below provides information about the actual account values and actual expenses. You may use this information in this line, together with the amount you invested to estimate the expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expenses and assumed returns of 5% per year before expenses, which are not the Funds' actual returns. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Funds with the ongoing costs of investing in other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that these hypothetical examples highlight ongoing costs only and do not reflect any transactional fees, such as redemption fees. In addition, if these transactional fees were included, your costs would have been higher. These hypothetical expense examples may not be used to estimate the actual ending account balances or expenses you paid during the period and will not help you determine the relative total costs of owning different funds.

Mairs & Power Growth Fund

	Beginning Account Value 01/01/2021	Ending Account Value 06/30/2021	Expenses Paid During Period *
Actual return	$1,000.00	$1,167.30	$3.33
Hypothetical assumed 5% return	$1,000.00	$1,021.72	$3.11

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.62%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

Mairs & Power Balanced Fund

	Beginning Account Value 01/01/2021	Ending Account Value 06/30/2021	Expenses Paid During Period *
Actual return	$1,000.00	$1,110.80	$3.61
Hypothetical assumed 5% return	$1,000.00	$1,021.37	$3.46

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.69%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

FUND EXPENSES (unaudited) (continued)

Mairs & Power Small Cap Fund

	Beginning Account Value 01/01/2021	Ending Account Value 06/30/2021	Expenses Paid During Period *
Actual return	$1,000.00	$1,191.50	$5.38
Hypothetical assumed 5% return	$1,000.00	$1,019.89	$4.96

*  The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.99%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (181 days), divided by 365 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.mairsandpower.com and on the SEC's website at www.sec.gov on Form N-PX

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

A description of the Funds' policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI and on the Funds' website. A complete list of each Fund's holdings is available on or about 15 days after each quarter-end at www.mairsandpower.com. This list remains available on the website until it is replaced with the following quarter-end list. The portfolio holdings list is also filed in the Funds' annual and semi-annual reports to shareholders filed with the SEC on Form N-CSR and as an exhibit to Form N-PORT following the end of each quarter. Form N-CSR and the public portion of Form N-PORT, when available, may be viewed on the SEC's website at www.sec.gov.

2021 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited)

The Board of Trustees (the Board) of Mairs & Power Funds Trust (the Trust), including the Trustees who are not "interested persons" of the Trust for purposes of the Investment Company Act of 1940, as amended (the Independent Trustees), unanimously approved the renewal of the Agreement for Investment Counsel Service (the Investment Advisory Agreement), as amended and restated, between the Trust on behalf of the Mairs & Power Growth Fund (the Growth Fund), the Mairs & Power Balanced Fund (the Balanced Fund) and the Mairs & Power Small Cap Fund (the Small Cap Fund) (each, a Fund and together, the Funds) and Mairs & Power, Inc. (the Adviser) at a meeting of the Board held on May 27, 2021.

In evaluating the Investment Advisory Agreement, the Trustees took into account their cumulative experience with the Adviser and their ongoing review of the Funds and discussions with the Funds' portfolio managers and other personnel of the Adviser at meetings throughout the year. The Trustees also considered information provided to the Board throughout the year regarding the Adviser's investment process, personnel, performance, Fund expenses, brokerage and trading, compliance issues and strategic initiatives. The Trustees' approval was based on their consideration of a variety of factors, which included, among other things: (1) the nature, extent, and quality of the services provided by the Adviser, including the investment process used by the Adviser; (2) the performance of each Fund in comparison to its benchmark index, a peer group and a comparison universe of similar mutual funds; (3) the management fees and total net expenses of the Funds (as proposed to be amended, in the case of the Small Cap Fund), including comparative information with respect to a peer group and a comparison universe of similar mutual funds; (4) a comparison of the Adviser's services and the amounts paid by the Funds with those under the Adviser's agreements with other clients; (5) the profitability of the Adviser with respect to the Funds; (6) the extent to which economies of scale may be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund investors; and (7) any benefits accruing to the Adviser from its relationship with the Funds.

In preparation for the meeting, the Adviser provided the Trustees with various materials that were relevant to the Trustees' consideration of the Investment Advisory Agreement, including the Adviser's narrative responses to the Section 15(c) request submitted on behalf of the Trustees providing information about the factors set forth above. The Board also received a Section 15(c) report prepared by Broadridge Financial Solutions (Broadridge), an independent provider of investment company data. The report included data comparing the Funds' investment performance over different time periods to each Fund's benchmark index, peer group and a

2021 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

comparison universe of similar mutual funds as well as data comparing the contractual and net management fees and total net expenses of each Fund to its Morningstar category and comparative groups selected by Broadridge. The Board received information regarding management's proposal to reduce the management fee for the Small Cap Fund to 0.80%. The Board also considered information regarding the operation of the business continuity plan and information security program of the Adviser and the Funds during the COVID-19 pandemic.

At the May 27, 2021 meeting, the Board discussed the Adviser's 15(c) response and related matters with management. The Trustees also considered their responsibilities and duties in considering the renewal of the Investment Advisory Agreement. The Independent Trustees met separately to discuss the proposed renewal of the Investment Advisory Agreement in executive session with legal counsel present, but with no representatives of the Adviser present. In reaching their decision to renew the Investment Advisory Agreement with the Adviser, the Trustees considered all factors they believed to be relevant, including the factors below, and made the following conclusions. In their deliberations, the Trustees did not identify any single factor as determinative.

Nature, Extent and Quality of Services

With respect to the nature, extent and quality of the Adviser's services provided to the Funds, the Trustees noted each Fund's performance record, as discussed in more detail below under "Investment Performance." The Trustees considered the Adviser's experience as an investment adviser since 1931, and the quality and consistency of its investment process, which seeks to identify companies with sustainable long-term growth. The Trustees also considered the depth and expertise of the Adviser's investment management, operations and compliance personnel and investments made by the Adviser in resources that benefit the Funds. The Trustees also took into account the services the Adviser provides to the Funds with respect to the Funds' distribution strategy, risk management, liquidity risk management, business continuity and compliance. The Trustees considered administrative services provided by the Adviser under the Investment Advisory Agreement, such as the provision of office space and Fund officers, information technology, recordkeeping, operational support, compliance services, financial reporting services, service provider oversight and general fund management. The Trustees considered information regarding purchases and redemptions of the Funds' shares as well as the Adviser's brokerage and soft dollars policies. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided by the Adviser under the Investment Advisory Agreement.

Investment Performance

In reviewing each Fund's performance, the Trustees considered the information provided in connection with the May 27, 2021 Board meeting, noting that they also receive detailed performance information at each regular Board meeting during the year as well as an in-depth review of prior year performance and risk metrics for the Funds at the first quarter meeting. At the May 27, 2021 meeting, the Trustees considered the investment results for each Fund compared to 1) a peer group of similar funds selected by Broadridge (the Performance Group); 2) a performance universe of similar funds selected by Broadridge (the Performance Universe); and 3) each Fund's respective benchmark index for the applicable periods ended December 31, 2020. The Board considered management's discussion of the factors contributing to differences in performance as compared to each Fund's benchmark index.

The Trustees noted that the Growth Fund had experienced strong absolute performance in 2020 and good annualized long-term performance. While the Fund had underperformed the Fund's benchmark (the S&P 500 Total Return Index) over most periods, its performance was in line with or better than the Performance Group and the Performance Universe averages over all time periods. In addition, the Growth Fund had outperformed the S&P 500 Total Return Index for the since-inception (1958) period. The Board noted that the Adviser's investment strategy and portfolio risk management techniques can cause the Fund's performance to vary from the S&P 500 Total Return Index, particularly over the short to intermediate term, but those techniques are expected to benefit shareholders over the long term.

2021 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

The Trustees noted that the Balanced Fund had experienced good absolute performance in 2020 and good annualized long-term performance. While the Balanced Fund's performance trailed its benchmark composite index (60% S&P 500 Total Return Index and 40% Bloomberg U.S. Government/Credit Bond Index) for 2020 as well as for the 3-, 5- and 10-year periods, the Fund has outperformed the index for the since-inception (1961) period. The Trustees considered that the Adviser has implemented various investment techniques for this Fund that can cause the Fund's performance to vary from the benchmark. The Trustees also considered the Balanced Fund's relative performance against the Performance Group and Performance Universe over various time periods.

The Trustees noted that the Small Cap Fund had experienced good absolute performance for the one-year period and good annualized long-term performance. The Trustees noted that the Fund has underperformed its benchmark index over the one-, three- and five-year periods and has outperformed the index for the since-inception period. The Trustees also considered the Small Cap Fund's relative performance as compared to the Performance Group and Performance Universe. The Board considered the Adviser's commentary regarding stock selection being the primary driver of relative performance.

The Trustees observed that while the Funds have had periods of underperformance, the Funds have had good absolute performance over longer time periods. The Trustees reaffirmed their belief that the Adviser's philosophy of investing in quality, predominantly Upper Midwest, companies with favorable long-term growth potential should produce positive results for shareholders in the long-term. The Trustees concluded, in the context of their full deliberations, that the Funds' performance results were sufficient to support the renewal of the Investment Advisory Agreement.

Management Fees and Expenses

In evaluating the level of the management fees paid to the Adviser, the Trustees considered both the amount of the fees and the overall expenses of each Fund compared to (1) the Morningstar category and (2) the smaller peer group of similar funds selected by Broadridge (the Expense Group). With respect to the Small Cap Fund, the Trustees considered the effects of the proposed reduction in the Fund's management fee on the fee and expense comparison. The Trustees also considered their discussions with management regarding the appropriateness of each Fund's fees and expenses.

The Trustees noted that the net management fee paid to the Adviser by the Growth Fund was above Morningstar's Large Blend category median but below the Expense Group median. The Trustees noted that the net management fee for the Balanced Fund was above the median fee for its Morningstar category (50% to 70% Equity) but below the Expense Group median. The Trustees also noted that the Growth Fund's and Balanced Fund's total net expense ratios were below the median total net expense ratios of funds in their respective Morningstar category and Expense Group. With respect to the Small Cap Fund, the Trustees noted that the net management fee (as proposed to be reduced to 0.80%) was above Morningstar's Small Blend category median but in line with the Expense Group median. In addition, the Fund's total net expense ratio was below the Expense Group median and the Morningstar category median (both before and following the reduction in the management fee).

The Trustees then reviewed the fees the Adviser charges its non-mutual fund advisory clients (Advisory Clients) and the reasons noted by the Adviser for the differences in fees charged to Advisory Clients. In addition, the Trustees reviewed the investment advisory fee charged to an institutional client of the Adviser for sub-advisory services in the small-cap mandate. The Trustees noted that the Adviser provides certain resources and services to the Funds that are not provided to other institutional accounts, and the level of risk assumed by the Adviser for the Funds is greater than for the other institutional accounts. In addition, the level of investment decision-making is generally higher with respect to the Funds because cash flows result in purchase and sale decisions made by the Adviser almost every trading day. The Trustees also considered the management fee charged by the Adviser to an exchange-traded fund but did not consider that a material factor given the differences in strategy and structure. Having considered all of these factors, the Trustees concluded that each Fund's management fee is fair and reasonable for the services provided.

2021 BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT (unaudited) (continued)

Costs of Services Provided and Profitability to the Adviser

The Trustees reviewed information regarding the Adviser's profitability from its relationship with each Fund over the past two calendar years. The Trustees reaffirmed their belief that the Adviser should be entitled to earn a reasonable level of profit for the services it provides to the Funds. Based on their review, the Trustees concluded that the Adviser's level of profitability from its relationship with each Fund is reasonable. The Trustees also reviewed the Adviser's financial condition and determined it to be sound.

Other Benefits

The Trustees considered the benefits to the Adviser from soft dollar arrangements whereby the Adviser receives investment research and related services from an executing broker-dealer and through commission sharing arrangements with agency broker-dealers that execute the Funds' purchases and sales of securities. The Trustees considered that the research services received from broker-dealers are used to service all accounts that invest in equity securities and that the Adviser's Advisory Clients benefit from the research obtained from broker-dealers. While difficult to measure, the Trustees concluded that the benefits the Adviser receives are fairly modest, given the Funds' relatively low portfolio turnover rates and the Adviser's out of pocket payments for other research services. The Trustees noted that the Adviser derives reputational benefits from its association with the Funds as well. The Trustees concluded that the other benefits realized by the Adviser from its relationship with the Funds were reasonable.

Economies of Scale

The Trustees reviewed the extent to which economies of scale may be realized as the Funds increase in size. In order to provide an "economies of scale" benefit to shareholders of the Growth Fund, the Adviser previously had established a breakpoint at the $2.5 billion asset level under the Investment Advisory Agreement for the Growth Fund. The breakpoint reduces the management fee applicable to assets managed in excess of $2.5 billion from 0.60% to 0.50%. The Trustees reaffirmed their conclusion that establishing this breakpoint at $2.5 billion forms a reasonable basis for having management fee levels reflect economies of scale for the benefit of Growth Fund shareholders at the Fund's current asset levels. Considering the current level of assets in each of the Balanced Fund and the Small Cap Fund, the Trustees concurred with management's view that the absence of breakpoints in the management fee for the Balanced Fund and Small Cap Fund is reasonable at this time. The Trustees also noted that the Adviser has shared economies of scale with shareholders through its investments in resources and services that benefit the Funds.

On the basis of its review of the foregoing information, the Board found that the terms of the Investment Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

HOUSEHOLDING (unaudited)

In an effort to decrease costs, the Trust intends to reduce the number of duplicate Summary Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call Shareholder Services at (800) 304-7404 to request individual copies of these documents. Once notification to stop householding is received, the Trust will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

eDelivery is available to all direct shareholders. eDelivery provides your tax statements, account statements, trade confirmation statements and shareholder reports online rather than by regular mail. In addition to reducing paper waste, eDelivery may reduce your Fund fees by lowering printing and mailing costs over time. To receive materials electronically, please contact Shareholder Services at (800) 304-7404 or visit www.mairsandpower.com to sign up for eDelivery. If you hold your Fund shares through a Financial Intermediary, please contact your Financial Intermediary regarding electronic delivery options.

LIQUIDITY RISK MANAGEMENT (unaudited)

The Funds have adopted and implemented a written Liquidity Risk Management Program ("Trust LRM Program") as required by Rule 22e-4 under the Investment Company Act of 1940. The Trust LRM Program is overseen by the Program Administrator, comprised of qualified individuals of the Funds' Adviser. The Funds' Board has approved the designation of the Program Administrator to oversee and administer the Trust LRM Program. The Trust LRM Program's principal objectives include assessing, managing and periodically reviewing each Fund's liquidity risk and providing an annual written report to the Board on the adequacy and operating effectiveness of the Trust LRM Program to mitigate the risk that a Fund will be unable to meet its redemption obligations on a timely basis without significant dilution of the remaining Fund investors' interests in such Fund.

The Trust LRM Program takes into consideration the Fund's investment strategy, liquidity classifications of portfolio investments, short-term and long-term cash flow projections, and holdings of cash and cash equivalents during both normal and reasonably foreseeable stressed conditions as part of the management and assessment of liquidity risk.

On February 25, 2021, the Board reviewed the Program Administrator's annual written report. During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The Program Administrator concluded and reported to the Board that the Trust LRM Program has operated adequately and effectively to manage the Funds' liquidity risk since implementation and no changes to the Trust LRM Program were recommended at such time. There can be no assurance that the Trust LRM Program will achieve its objectives in the future. Please refer to your Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

PRIVACY POLICY NOTICE (unaudited)

Our Promise to You

As a shareholder or potential shareholder of the Mairs & Power Mutual Funds (Funds), you share both personal and financial information with us. Your privacy is important to us, and we are dedicated to maintaining safeguards reasonable designed to protect client data from unauthorized access.

Information Provided by Shareholders

In the normal course of doing business, we typically obtain the following non-public personal information about you:

•  Personal information regarding our shareholders' identity such as name, address, and social security number and Internet Protocol Address (IP Address);

•  Information regarding securities transactions effected by us or our affiliates; and

•  Financial information such as net-worth, assets, income, employment data, bank account information and account balances.

How We Manage and Protect Your Personal Information

We do not share the information collected about our shareholders or former shareholders with any third parties, except as required or permitted by law or for the purpose of servicing shareholder needs. This means we may disclose the information collected to companies who help maintain and service your account. For example, we may share information with a transfer agent or clearing broker to process your securities transactions and update your accounts or to an external service provider so that your account statements can be printed and mailed. These companies are only permitted to use this information for the services for which we hired them and are not permitted to use or share this information for any other purpose. We will share information with affiliates if the information is required to provide a product or service you requested. Additionally, we may share information with our affiliates about you or your accounts in order to make you aware of services and products that we think may be of interest or value to you. Marketing from our affiliates may also include invitations to events sponsored by such affiliates. Our affiliates include Mairs & Power, Inc., the Funds' investment adviser. We may also disclose nonpublic personal information to government agencies and regulatory organizations when permitted or required by law.

How We Protect Your Personal Information

In order to protect your personal information, we maintain physical, electronic and procedural safeguards that are reasonably designed to comply with federal standards to maintain the confidentiality of nonpublic personal information.

How to Contact Us

You may limit our affiliates from marketing their products or services based on personal information that the Funds collect and share with affiliates. Your choice to limit marketing offers from our affiliates will apply until you request a change to your choice. Your choice to limit marketing offers from our affiliates will not affect your ability to receive marketing materials directly from us. If you have already made a choice to limit marketing offers from our affiliates, you do not need to act again. To limit marketing offers, please contact us at the telephone number listed below.

You can correct, update, or confirm your personal information and limit marketing offers from our affiliates by calling 1-800-304-7404.

OTHER INFORMATION (unaudited)

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. An investor should consider the Funds' investment objectives, risks and expenses carefully before investing or sending money. This and other important information can be found in the Funds' summary prospectuses and full prospectus. To obtain a prospectus, please call Shareholder Services at (800) 304-7404 or visit the Funds' website at www.mairsandpower.com. Please read the prospectus carefully before investing. This report includes forward-looking statements such as economic predictions and portfolio manager opinions. The statements are subject to change at any time based on market and other conditions. No predictions, forecasts, outlooks, expectations or beliefs are guaranteed.

MAIRS & POWER FUNDS TRUST

Mairs & Power Growth Fund, established 1958
Mairs & Power Balanced Fund, established 1961
Mairs & Power Small Cap Fund, established 2011

A No-Load Funds Trust

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Trust's website at:
www.mairsandpower.com

Investment Manager

Mairs & Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Mairs & Power, Inc.
c/o U.S. Bancorp Fund Services, LLC
3rd Floor
615 East Michigan Street
Milwaukee, WI 53202-0701

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	Code of Ethics

Mairs & Power Funds Trust Code of Ethics for Principal Executive Officer and Principal Financial Officer.

Incorporated by reference to previous Form N-CSR filing, filed August 31, 2018.

(2)	Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940.

Attached as exhibits 99.CERT to this form.

(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 99.906CERT to this form.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs & Power Funds Trust

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mark L. Henneman
Mark L. Henneman, President
Principal Executive Officer

Date	August 27, 2021

By (Signature and Title)*	/s/ Andrea C. Stimmel
Andrea C. Stimmel, Treasurer
Principal Financial Officer

Date	August 27, 2021

* Print the name and title of each signing officer under his or her signature.

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